EXECUTION COPY

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON THE SAFE HARBOR PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.

SECURITIES PURCHASE AGREEMENT

by and among

CHINDEX INTERNATIONAL, INC.
as the Company

AND

MAGENTA MAGIC LIMITED
as the Purchaser

Dated:  November  7, 2007

This Securities Purchase Agreement (this “Agreement”) is dated as of November 7, 2007, by and between CHINDEX INTERNATIONAL, INC., a company organized and existing under the laws of the State of Delaware of the United States (the “Company”) and MAGENTA MAGIC LIMITED, a company organized and existing under the laws of the British Virgin Islands and wholly-owned, directly or indirectly, by JPMorgan Chase & Co (the “Purchaser”).

WHEREAS, the Company proposes to issue, and the Purchaser proposes to purchase, US$10,000,000 Tranche A Shares (as defined below), US$25,000,000 Tranche B Notes (as defined below) and US$15,000,000 Tranche C Notes (as defined below) of the Company upon the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.  Definitions

For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires the following terms shall have the meanings set forth below.  Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the other sections of this Agreement.

“2005IFC Facility” mans the credit facility extended by the International Finance Corporation to the Company in the amount of RMB64,880,000 on August 31, 2005, as amended to the date hereof.

 “Act” means the Securities Act of 1933, as amended.

“Affiliate” of any specified Person means:

(a)	any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, or

(b)	any other Person who is a director or executive officer of:

(1)	such specified Person,

(2)	any Subsidiary of such specified Person, or

(3)	any Person described in clause (a) above.

For the purposes of this definition, “control” when used with respect to any Person, means the direct or indirect ownership of in excess of 50% of the equity interests in such Person or the power to direct or influence the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” has the meaning given in the recitals.

“Amended Rights Agreement” means the Rights Agreement dated June 4, 2007 as amended on November 4, 2007, in the form attached hereto as Exhibit D.

Purchase Agreement

“Applicable Law” means, with respect to any Person or any property, any statute, rule, regulation, law or ordinance, or any judgment, decree or order applicable to such Person or such property.

“Business Day” means a day other than Saturday, Sunday or any day on which banks located in New York and Hong Kong are authorized or obligated to close.

“Charter Documents” mean, with respect to a Person, its articles of incorporation, certificate of incorporation, by-laws, joint venture agreement or shareholder agreement (if applicable), or other organizational documents of such Person.

“Clinics” means Beijing United Family Jianguomen Clinic, Inc. (“北京和睦家建国门诊所有限公司” in Chinese), Beijing United Family Clinic, Inc. (“北京市和睦家诊所有限责任公司” in Chinese), Shanghai United Family Clinic, Inc. (“上海和美家诊所有限公司” in Chinese).

“Closing” has the meaning given in Section 4.

“Closing Date” has the meaning given in Section 4.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means shares of common stock of the Company, par value $0.01 per share, divided into class A common stock (“Class A”) and class B common stock (“Class B”) respectively.

“Company” has the meaning given in the recitals.

“Conversion Shares” means shares of Class A Common Stock issuable upon the conversion of the Notes.

“Corporate Agreements” means the agreements listed in Schedule 1 hereto entered into by the Group Companies and the Clinics.

“Disclosure Schedule” has the meaning given in Section 5.

“Environmental Laws” shall mean all federal, national, state, regional and local laws, statutes, ordinances and regulations, in each case as amended or supplemented from time to time, and any judicial or administrative interpretation thereof, including orders, consent decrees or judgments relating to the regulation and protection of human health, safety, the environment and natural resources.

“Escrow Agent” means Hughes Hubbard & Reed LLP (Attention Gary J. Simon) or such other agent or representative as the parties may mutually agree that, for purposes of Section 4 of this Agreement, shall hold in escrow the Tranche C Notes.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FCPA” has the meaning given in Section 5(aa).

“GAAP” means United States generally accepted accounting principles applied on a consistent basis during periods involved.

Purchase Agreement

“Governmental Authority” means any federal, state, national, provincial, local or other governmental authority, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization of applicable jurisdictions.

“Group Companies” means Beijing Chindex Hospital Management Consulting Co., Ltd. (“北京美中互利医院管理咨询有限公司” in Chinese), Beijing United Family Health Center (“北京和睦家妇婴医疗保健中心” in Chinese), Shanghai United Family Hospital, Inc. (“上海和睦家医院有限公司” in Chinese), Chindex Holdings International Trade (Tianjin) Co., Ltd. (“清达互利国际贸易（天津）有限公司” in Chinese), Chindex Shanghai International Trading Company, Ltd. (“谦达国际贸易（上海）有限公司” in Chinese), Chindex (Beijing) International Trading Co., Ltd. (“美中互利（北京）国际贸易有限公司” in Chinese), the Clinics, the Company, and the Company’s other existing and future, direct and indirect, Subsidiaries.

“Indebtedness” has the meaning given in Section 5(q).

“Hazardous Substance” has the meaning given in Section 5(v).

“Intellectual Property Rights” has the meaning given in Section 5(w).

“Investor Rights Agreement” means the investor rights agreement dated November 7, 2007 by and among the Company and the Purchaser, in the form attached hereto as Exhibit A.

“Lien” means a mortgage, charge, pledge, lien, hypothecation or other security interest or agreement securing any obligation of any Person.

“Material Adverse Effect” means a material adverse effect on the business, management, operations or financial condition of the Company and its Subsidiaries taken as a whole; provided that no change or effect arising out of or in connection with or resulting from any of the following shall be deemed, either alone or in combination, to constitute or contribute to a Material Adverse Effect: (i) general economic conditions or changes affecting any country or market generally; (ii) conditions or fluctuations in financial markets in any jurisdiction; (iii) conditions affecting the entire medical products distribution industry or the medical services industry generally in any jurisdiction; or (iv) any action, change, effect, circumstance or condition expressly required by or in connection with this Agreement or directly or demonstrably attributable to the execution, performance or announcement of this Agreement or the transactions contemplated hereby.

“Material Agreement” has the meaning given in Section 5(r).

“NASDAQ” means The Nasdaq Stock Market, Inc.

“Notes” has the meaning given in Section 3, in the form attached hereto as Exhibit B.

“Permits” means all material licenses, permits, certificates, consents, orders, approvals and other authorizations presently required or necessary from all Governmental Authorities.

“Person” means any individual, corporation, company (including any limited liability company), association, partnership, joint venture, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity.

“PFIC” has the meaning given in Section 6(c).

Purchase Agreement

“PRC” means the People’s Republic of China, not including Taiwan, Hong Kong and Macau.

“Proceeding” means an action, claim, suit or demand before or brought by any Governmental Authority.

“Purchaser” has the meaning given in the recitals.

“Registration Rights Agreement” means a registration rights agreement dated as of November 7, 2007 between the Company and the Purchaser, in the form attached hereto as Exhibit C.

“Regulation S” has the meaning given in Section 3.

“SEC” means the Securities and Exchange Commission of the United States.

“SEC Reports” has the meaning given in Section 5(k).

“Securities” means, collectively, the Tranche A Shares, the Notes and the Conversion Shares.

“Shareholder Side Letters” means the shareholder side letters, each dated as of November 7, 2007 in the form attached hereto as Exhibit E.

“Subsidiary” means, (i) in respect of any Person, any corporation, company (including any limited liability company), association, partnership, joint venture or other business entity of which at least a majority of the total voting power or the voting stock is at the time owned or controlled, directly or indirectly, by such Person, or (ii) in respect of the Company, without prejudice to the foregoing entities under paragraph (i), any corporation, company (including any limited liability company), association, partnership, joint venture or other business entity from time to time organized and existing under the laws of the PRC whose financial reporting is consolidated with the Company pursuant to GAAP in any audited financial statements filed by the Company with the Commission in accordance with the Exchange Act, including without limitation each Clinic.

“Taxes” has the meaning given in Section 5(t).

“Tranche AShares” has the meaning given in Section 3(a).

“Tranche B Notes” has the meaning given in Section 3(b).

“Tranche C Notes” has the meaning given in Section 3(c).

“Transaction Documents” means this Agreement, the originally-issued Notes, the Investor Rights Agreement, the Registration Rights Agreement, and the Shareholder Side Letters, or any of them as the context may so require.

“US$” means the lawful currency of the United States from time to time.

2.  Rules of Construction.

Unless the context otherwise requires:

(a)  a term has the meaning assigned to it;

Purchase Agreement

(b)  “or” is not exclusive;

(c)  words in the singular include the plural, and in the plural include the singular;

(d)  all references in this Agreement to “Sections”, “Exhibits” and other subdivisions are to the designated Sections, Exhibits and subdivisions of this Agreement as originally executed;

(e)  a reference to any person is, where relevant, deemed to be a reference to or to include, as appropriate and expressly permitted under the Transaction Documents, that person’s successors and assignees or transferees;

(f)  the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision;

(g)  references to a statute or statutory provision are to be construed as a reference to that statute or statutory provision as it may be amended from time to time; and

(h)  the word “knowledge” and other words of similar import used herein in respect of the Company, any of its Subsidiaries and/or any of its Affiliates, unless the context expressly states otherwise, means the actual knowledge after due inquiry of Roberta Lipson, Elyse Beth Silverberg, Lawrence Pemble and Anne Marie Moncure.

3.  Purchase and Sale of Tranche A Shares and Notes.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to the Purchaser, and the Purchaser will purchase from the Company at the Closing:

(a)  359,195 shares of the Company’s Class A Common Stock (the “Tranche A Shares”) at a purchase price of US$27.84 per share for US$10,000,000 (“Purchase Price”);

(b)  the Company’s Convertible Notes due 2017 of US$1,000,000 principal amount each (the “Tranche B Notes”), representing an aggregate principal amount of US$25,000,000, convertible into shares of the Company’s Class A Common Stock; and

(c)  the Company’s Convertible Notes due 2017 of US$1,000,000 principal amount each (the “Tranche C Notes,” and together with Tranche B Notes, the “Notes”), representing an aggregate principal amount of US$15,000,000, convertible into shares of the Company’s Class A Common Stock, provided that the Undelivered Portion of Tranche C Notes (as defined below) shall be treated as provided in Section 4(b) below in order that the transactions contemplated hereby comply in full with NASDAQ Marketplace Rule 4350(i)(1)(D) (“Rule 4350”).

The Purchaser understands that the Securities are being offered and sold to it in reliance on the safe harbor provided by Regulation S under the Act so that the registration requirements of the Act do not apply and that the Company is relying on the truth and accuracy of the representations, warranties and agreements of the Purchaser set forth in Section 7 of this agreement in relying on such safe harbor.

4.  Closing and Delivery.

(a)           Upon the terms and subject to the conditions set forth in this Agreement, the issue and sale to the Purchaser of the Tranche A Shares and the Notes under this Agreement (the

Purchase Agreement

“Closing”) shall occur at the Beijing office of Milbank, Tweed, Hadley & McCloy LLP, or at such other place as the Company and the Purchaser mutually agree, at or about 9:30 a.m., Beijing time, on the third (3rd) Business Day after all of the conditions set forth in Section 8 have been satisfied or, in the sole discretion of the Purchaser, waived or on such other time or Business Day on or prior to December 31, 2007 as may be mutually agreed upon by the Company and the Purchaser (the “Closing Date”).  At the Closing:

(i)           The Company shall

(1)           deliver to the Purchaser a share certificate or certificates duly endorsed to the Purchaser representing such number of the Tranche A Shares as provided in Section 3(a);

(2)           have duly registered the name of the Purchaser with the Company’s transfer agent as record owner of the number of Tranche A Shares sold to the Purchaser;

(3)           deliver to the Purchaser the Tranche B Notes as provided in Section 3(b), registered in the name of the Purchaser;

(4)           subject to the satisfaction of the condition required under Section 3(c), deliver to the Purchaser the Tranche C Notes as provided in Section 3(c), registered in the name of the Purchaser; and

(5)           deliver to the Purchaser the Transaction Documents to which it is a party duly executed by  the Company.

(ii)           The Purchaser shall

(1)           deliver to the Company the purchase price in the amount of US$10,000,000 for the Tranche A Shares pursuant to Section 3(a) by wire transfer of immediately available funds to an account of the Company, which shall be designated by the Company at least two (2) Business Days prior to the Closing Date;

(2)           deliver to the Company the purchase price in the amount of US$25,000,000 for the Tranche B Notes pursuant to Section 3(b) by wire transfer of immediately available funds to an account of the Company, which shall be designated by the Company at least two (2) Business Days prior to the Closing Date;

(3)           subject to the satisfaction of the condition required under Section 3(c), deliver to the Company the purchase price in the amount of US$15,000,000 for the Tranche C Notes pursuant to Section 3(c) by wire transfer of immediately available funds to an account of the Company, which shall be designated by the Company at least two (2) Business Days prior to the Closing Date; and

(4)           deliver to the Company the Transaction Documents to which it is a party duly executed by  the Purchaser.

(b)           If the shareholders’ approval requirement under Rule 4350 has not been satisfied prior to the Closing in respect of any portion of the Tranche C Notes, on the Closing Date:

(i)           the Company shall deliver to the Purchaser global certificates representing such portion of the Tranche C Notes that, when the Conversion Shares issuable upon the

Purchase Agreement

conversion of such portion of the Tranche C Notes are aggregated with the Tranche A Shares and the Conversion Shares issuable upon conversion of the Tranche B Notes, represent approximately 19.9% (or such other percentage as close to 19.9% as possible based on rounding such portion of the Tranche C Notes to US$1,000,000 or a multiple of US$1,000,000 so that no change to the Tranche C Notes denomination will be required)  of the issued and outstanding shares of the Company’s Common Stock (the “Delivered Portion of Tranche C Notes”) against payment by the Purchaser of the purchase price in an amount proportionate to the Delivered Portion of Tranche C Notes by wire transfer of immediately available funds to an account of the Company, which shall be designated by the Company at least two (2) Business Days prior to the date of payment.

(ii)           The Company shall deliver to the Escrow Agent certificates representing the balance of the Tranche C Notes and the Delivered Portion of Tranche C Notes (the “Undelivered Portion of Tranche C Notes”) under an escrow agreement containing customary terms under such circumstances to be executed by the parties.

(iii)           Upon the satisfaction of the shareholders’ approval requirement of Rule 4350, as evidenced by a true and certified copy of the shareholders resolution or consent to that effect delivered to the Purchaser as soon as practicable and in no event later than January 31, 2008 following the Closing Date (the “Tranche C Delivery Date”) and subject to (x) all the representations and warranties under Section 5 remain true and correct as of such date and (y) all the covenants under Section 6 are performed, satisfied and complied with at or prior to such date, the Escrow Agent shall, and the Company shall cause the Escrow Agent, to deliver to the Purchaser the certificates representing the Undelivered Portion of Tranche C Notes held in escrow against payment by the Purchaser of the purchase price in the amount proportionate to the Undelivered Portion of Tranche C Notes pursuant to Section 3(c) by wire transfer of immediately available funds to an account of the Company, which shall be designated by the Company at least two (2) Business Days prior to the date of payment; provided, that after January 31, 2008, either the Company or the Purchaser shall have the right to elect to direct the Escrow Agent to return the certificates representing the Undelivered Portion of Tranche C Notes and terminate this Agreement with respect to the Undelivered Portion of Tranche C Notes; provided, further, that in the event the Escrow Agent fails for any reason to deliver to the Purchaser the certificates held in escrow (unless such failure is the fault of the Purchaser), the Company shall have such certificates cancelled and issue and deliver promptly to the Purchaser new certificates representing the Undelivered Portion of Tranche C Notes.

5.  Representations and Warranties of the Company.  Except as set forth in (i) the Disclosure Schedule to be made part of this Agreement (“Disclosure Schedule”) or (ii) any SEC Reports filed by the Company including the exhibits incorporated by reference since March 31, 2007 (the “Balance Sheet Date”) prior to the Closing Date, which exceptions shall be deemed part of the representations and warranties made hereunder, the Company represents and warrants to the Purchaser the following as of the date of this Agreement, and such representations and warranties shall be deemed to also be made as of the Closing Date (if different from the date of this Agreement) and the Tranche C Delivery Date (if different from the Closing Date), provided that each representation or warranty deemed to be made after the date of this Agreement shall be deemed to be made by reference to the facts and circumstances existing at the date on which such representation or warranty is deemed to be made (except that, for the avoidance of doubt, any representation or warranty that is expressed to be made by reference to the facts and circumstances existing as at a specific date shall be made by reference to the facts and circumstances existing as at such specific date);

(a)  Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full

Purchase Agreement

corporate power and authority to conduct its business as currently conducted.  Each Group Company is duly  organized, validly existing and in good standing under the laws of the jurisdiction(s) where it is organized and/or conducts its business, and has full corporate power and authority to conduct its business as currently conducted.  The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where the failure to be so qualified would not be reasonably expected to have a Material Adverse Effect.  The Charter Documents of each of the Subsidiaries organized and existing under the PRC laws are valid and have been duly approved or registered (as required) by competent PRC Governmental Authorities.

(b)  Capitalization and Voting Rights.  All of the issued and outstanding shares of the Company’s capital stock as of the Closing are duly authorized, validly issued, fully paid and non-assessable, were issued in accordance with the registration or qualification provisions of the Act, if applicable, and any relevant “blue sky” laws of the United States, if applicable, or pursuant to valid exemptions therefrom and were issued in compliance with other applicable laws (including, without limitation, applicable PRC or Delaware laws, rules and regulations) and are not subject to any rescission right or put right on the part of the holder thereof nor does any holder thereof have the right to require the Company to repurchase such capital stock. The authorized capital stock of the Company consists of shares of stock of all classes.

(i)  The authorized capital stock is divided into 28,700,000 shares of Common Stock, $0.01 par value per share, including 3,200,000 shares designated as Class B Common Stock, and 500,000 shares of Preferred Stock, $0.01 par value per share (the “Preferred Stock”).  As of the date hereof, there were 6,690,242 shares of Class A Common Stock issued and outstanding, 775,000 shares of Class B Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding.  As of September 30, 2007, the Company (x) had reserved an aggregate of one million shares of Common Stock for issuance to employees, directors and consultants pursuant to the Company’s 1994 Stock Option Plan, 2004 Stock Incentive Plan and 2007 Stock Incentive Plan, of which approximately 321,334 shares of Class A Common Stock are subject to outstanding, unexercised options as of such date and (y) has issued and outstanding warrants to purchase an aggregate of 430,559 shares of Common Stock of the Company pursuant to the 2004 and 2005 Securities Purchase Agreements as filed in the related SEC Reports.  Other than as set forth above or as contemplated in the SEC Reports or this Agreement, there are no other options, warrants, calls, rights, commitments or agreements of any character to which any Group Company is a party or by which either any Group Company is bound or obligating any Group Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of such Group Company or obligating such Group Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

(ii)  Voting and Other Agreements.  The Company is not a party to any agreement, written or oral, and there is no agreement, written or oral, with any Person that requires (x) the voting or giving of written consents with respect to any security of the Company (including, without limitation, any voting agreements, voting trust agreements, shareholder agreements) or the voting by a director of the Company, (y) the sale, transfer or other disposition with respect to any security of the Company or (z) any restrictions with respect to the issuance or sale of any of the Securities or the consummation of the transactions contemplated under the Transaction Documents.

(c)  Issuance of Tranche A Shares.  The issuance of the Tranche A Shares has been duly and validly authorized by all necessary corporate and stockholder action, and the Tranche A Shares, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and non-assessable

Purchase Agreement

shares of Class A Common Stock, free from all Liens and free of any restrictions on transfer other than contemplated by the Transaction Documents and Applicable Law.

(d)  Issuance of Notes. The Notes, when issued and paid for pursuant to this Agreement, will be duly executed and delivered and will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether considered in a Proceeding in equity or at law).

(e)  Issuance of Conversion Shares.  The Conversion Shares have been duly and validly reserved for issuance by the Company and, when issued pursuant to the terms of the Notes, will be validly issued, fully paid and non-assessable, free from all Liens and free of restrictions on transfer other than as contemplated by the Transaction Documents and Applicable Law.

(f)  Authorization; Enforceability.  The Company has all requisite corporate right, power and authority to enter into each Transaction Document and to consummate the transactions contemplated thereby. Each Transaction Document has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether considered in a Proceeding in equity or at law). There are no preemptive rights or rights of first refusal on behalf of any Person applicable to the issuance of any of the Securities.

(g)  No Conflict; Governmental and Other Consents.

(i)  The execution, delivery and performance by the Company of the Transaction Documents and the consummation of the transactions contemplated thereby will not result in the violation of any Applicable Law or of any provision of the Certificate of Incorporation or Bylaws, each as amended to date, of the Company or any of the Group Companies, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company, or any of the Group Company, is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any Lien upon any of the properties or assets of the Company, or any of the Group Company, except to the extent that any such violation, conflict or breach would not be reasonably likely to have a Material Adverse Effect.  No holder of any of the securities of the Company or any of its Subsidiaries has any rights (“demand,” “piggyback” or otherwise) to have the securities registered by reason of the intention to file, filing or effectiveness of a registration statement pursuant to the Act and the rules and regulations promulgated thereunder.

(ii)  No consent, approval, authorization or other order of any Governmental Authority or other third-party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Securities hereunder, except such post-Closing filings as may be required to be made with the

Purchase Agreement

Commission, NASDAQ and with any state or foreign blue sky or securities regulatory authority and the draft notice filed under the NASDAQ Marketplace Rule 4310, which is not in strict compliance with the notice period requirements under Rule 4310.

(h)  Permits.  Except as set forth in the Disclosure Schedule, each of the Group Companies possesses all material Permits from, and has made all material declarations and filings with, all Governmental Authorities, presently required or necessary to own or lease, as the case may be, and to operate their respective properties and to carry on their respective businesses as now conducted.  All of such Permits are valid and in full force and effect.  Each of the Group Companies has fulfilled and performed all of its respective obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit.  None of the Group Companies has received actual notice of any Proceeding relating to revocation or modification of any such Permit.

(i)  Compliance with Instruments.  None of the Group Companies is in violation of its Charter Documents.  None of the Group Companies is in breach of or in default of any Material Contracts or under any bond, debenture, note or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which any of them is a party or by which any of them or their respective property is bound except where such breach or default would not have a Material Adverse Effect.

(j)  Litigation.  There are no pending or, to the Company’s knowledge, threatened, legal or governmental Proceedings against the Company, which, if adversely determined, would be reasonably likely to have a Material Adverse Effect.  There is no action, suit, Proceeding, inquiry or investigation before or by any court, public board or body (including, without limitation, the Commission) pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries wherein an unfavorable decision, ruling or finding could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under the Transaction Documents.

(k)  Accuracy of Reports.  All reports required to be filed by the Company within the two years prior to the date of this Agreement (the “SEC Reports”) under the Exchange Act have been filed with the Commission, complied at the time of filing in all material respects with the requirements of their respective forms except for the absence of the 2005 IFC Facility from the exhibit of the relevant SEC Reports and, except to the extent amended, updated or superseded by any subsequently filed report, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statements of a material fact nor omitted to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

(l)  Financial Information.  The Company’s financial statements for the past three years prior to the date hereof that appear in the SEC Reports have been prepared in accordance with GAAP, except in the case of unaudited statements, as permitted by Form 10-Q of the SEC or as may be indicated therein or in the notes thereto, applied on a consistent basis throughout the periods indicated and such financial statements fairly present in all material respects the financial condition and results of operations of the Company and the Subsidiaries as of the dates and for the periods indicated therein. Subsequent to the Balance Sheet Date, (A) none of the Group Companies has incurred any liabilities, direct or contingent, that are material, individually or in the aggregate, to such Group Company, or has entered into any material transactions not in the ordinary course of business, (B) there has not been any decrease in the capital stock or any material increase in indebtedness of the Group Companies for money

Purchase Agreement

borrowed or guaranteed beyond US$2,000,000, or any payment of or declaration to pay any dividends or any other distribution with respect to the Group Companies other than Group Companies that are wholly-owned Subsidiaries of the Company, and (C) there has not been any change in the business, management, operations or financial condition of any Group Company that would be reasonably likely to have a Material Adverse Effect.

(m)  Accounting Controls.  The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(n)  Sarbanes-Oxley Act of 2002.  The Company is in compliance, in all material respects, with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder.

(o)  Investment Company.  The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(p)  Subsidiaries.  To the extent required under applicable Commission rules, Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2007, sets forth each Subsidiary of the Company, showing the jurisdiction of its incorporation or organization.

(1)  All of the outstanding shares of capital stock or similar equity interests of each Subsidiary owned or controlled, directly or indirectly, by the Company and/or its Subsidiaries, have been validly issued, are fully paid and are owned (except with respect to the Clinics) or controlled by the Company and/or its Subsidiary free and clear of any Lien except under the 2005 IFC Facility.

(2)  No Group Company is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

(q)  Indebtedness. Except as set forth in the Disclosure Schedule, the financial statements in the SEC Reports reflect, to the extent required, as of the date thereof all outstanding secured and unsecured Debt (as defined in the Investor Rights Agreement) of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments.

(r)  Material Agreements.  Except as set forth in the Disclosure Schedule, neither the Company nor any Subsidiary is a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the SEC as an exhibit to Form 10-K (each, a “Material Agreement”).  The Company and each of its Subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default by the Company or the Subsidiary that is a party thereto, as the case may be, and, to the Company’s knowledge, are not in default under any Material

Purchase Agreement

Agreement now in effect, the result of which would be reasonably likely to have a Material Adverse Effect.

(s)  Transactions with Affiliates.  Except as set forth in the Disclosure Schedule and other employee or director compensation arrangements, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions with aggregate obligations of any party exceeding $120,000 between (a) the Company, any Subsidiary or any of their respective customers or suppliers on the one hand, and (b) on the other hand, any Person who would be covered by Item 404(a) of Regulation S-K promulgated under the Act or any company or other entity controlled by such Person.

(t)  Taxes.  The Company and each Subsidiary has prepared and filed all federal, state, local, foreign and other tax returns for income, gross receipts, sales, use and other taxes and custom duties (“Taxes”) required by law to be filed by it.  Such filed tax returns are complete and accurate, except for such omissions and inaccuracies which, individually or in the aggregate, do not and would not have a Material Adverse Effect.  The Company and each Subsidiary has paid or made provisions for the payment of all Taxes shown to be due on such tax returns and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the Subsidiaries for all current Taxes to which the Company or any Subsidiary is subject and which are not currently due and payable, except for such Taxes which, if unpaid, individually or in the aggregate, do not and would not have a Material Adverse Effect.  None of the federal income tax returns of the Company or any Subsidiary for the past five years has been audited by the Internal Revenue Service.  The Company has not received written notice of any assessments, adjustments or contingent liability (whether federal, state, local or foreign) in respect of any Taxes pending or threatened against the Company or any Subsidiary for any period which, if unpaid, would have a Material Adverse Effect.

(u)  Insurance.  The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent in the businesses in which the Company and its Subsidiaries are engaged.  All such insurance policies insuring the Group Companies and their respective businesses, assets, employees, officers and directors are in full force and effect.  Each of the Group Companies is in compliance with the terms of such policies and instruments in all material respects. Neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without an increase in cost greater than general increases in cost experienced for similar companies in similar industries with respect to similar coverage.

(v)  Environmental Matters.  All real property owned, leased or otherwise operated by the Company and its Subsidiaries is free of contamination from any substance, waste or material currently identified to be toxic or hazardous pursuant to, within the definition of a substance which is toxic or hazardous under, or which may result in liability under, any Environmental Law, including, without limitation, any asbestos, polychlorinated biphenyls, radioactive substance, methane, volatile hydrocarbons, industrial solvents, oil or petroleum or chemical liquids or solids, liquid or gaseous products, or any other material or substance (“Hazardous Substance”) which has caused or would reasonably be expected to cause or constitute a threat to human health or safety, or an environmental hazard in violation of Environmental Law or to result in any environmental liabilities that would be reasonably likely to have a Material Adverse Effect.  Neither the Company nor any of its Subsidiaries has caused or suffered to occur any release, spill, migration, leakage, discharge, disposal, uncontrolled loss, seepage, or filtration of Hazardous Substances that would reasonably be expected to result in environmental liabilities that would be reasonably likely to have a Material Adverse Effect.  The

Purchase Agreement

Company and each Subsidiary has generated, treated, stored and disposed of any Hazardous Substances in compliance with applicable Environmental Laws, except for such non-compliances that would not be reasonably likely to have a Material Adverse Effect.  The Company and each Subsidiary has obtained, or has applied for, and is in compliance with and in good standing under all Permits required under Environmental Laws (except for such failures that would not be reasonably likely to have a Material Adverse Effect) and neither the Company nor any of its Subsidiaries has any knowledge of any Proceedings to substantially modify or to revoke any such permit.  There are no investigations or Proceedings pending or, to the Company's knowledge, threatened against the Company, any of its Subsidiaries or any of the Company’s or its Subsidiaries’ facilities relating to Environmental Laws or Hazardous Substances.  “Environmental Laws” shall mean all federal, national, state, regional and local laws, statutes, ordinances and regulations, in each case as amended or supplemented from time to time, and any judicial or administrative interpretation thereof, including orders, consent decrees or judgments relating to the regulation and protection of human health, safety, the environment and natural resources.

(w)  Intellectual Property Rights and Licenses.  The Company and its Subsidiaries own or have the right to use any and all information, know-how, trade secrets, patents, copyrights, trademarks, trade names, software, formulae, methods, processes and other intangible properties that are of a such nature and significance to the business that the failure to own or have the right to use such items would have a Material Adverse Effect (“Intellectual Property Rights”).  The Company (including its Subsidiaries) has not received any notice that it is in conflict with or infringing upon the asserted intellectual property rights of others in connection with the Intellectual Property Rights, and, to the Company’s knowledge, neither the use of the Intellectual Property Rights nor the operation of the Company’s businesses is infringing or has infringed upon any intellectual property rights of others.  All payments have been duly made that are necessary to maintain the Intellectual Property Rights in force.  No claims have been made, and to the Company’s knowledge, no claims are threatened, that challenge the validity or scope of any material Intellectual Property Rights of the Company or any of its Subsidiaries.  The Company and each of its Subsidiaries have taken reasonable steps to obtain and maintain in force all licenses and other permissions under Intellectual Property Rights of third parties necessary to conduct their businesses as heretofore conducted by them, and now being conducted by them, and as expected to be conducted, and neither the Company nor any of its Subsidiaries is or has been in material breach of any such license or other permission.

(x)  Labor, Employment and Benefit Matters.  None of the Subsidiaries is bound by or subject to a collective bargaining agreement or similar written agreement with any organization representing its employees.  There are no existing, or to the Company’s knowledge, threatened strikes or other labor disputes against the Company or any of its Subsidiaries that would be reasonably likely to have a Material Adverse Effect.  Except as set forth in the Disclosure Schedule, there is no organizing activity involving employees of the Company or any of its Subsidiaries pending or, to the Company’s or its Subsidiaries’ knowledge, threatened by any labor union or group of employees.  There are no representation Proceedings pending or, to the Company’s or its Subsidiaries’ knowledge, threatened with the U.S. National Labor Relations Board, and no labor organization or group of employees of the Company or its Subsidiaries has made a pending demand for recognition.

(y)  ERISA Matter.  None of the Company nor any of its Subsidiaries (i) has terminated any “employee pension benefit plan” as defined in Section 3(2) of ERISA (as defined below) under circumstances that present a material risk of the Company or any of its Subsidiaries incurring any liability or obligation that would be reasonably likely to have a Material Adverse Effect, or (ii) has incurred or expects to incur any outstanding liability under Title IV of the Employee Retirement Income Security Act of 1974, as amended and all rules and regulations promulgated thereunder (“ERISA”).

Purchase Agreement

(z)  Investment Company.  None of the Group Companies is, and as a result of the offer and sale of the Securities contemplated herein will not be, required to register as an “investment company” under, and as such term is defined in, the U.S. Investment Company Act of 1940, as amended in connection with or as a result of the application of the proceeds from the sale of the Securities.

(aa)  Compliance with Law.  All Group Companies are in compliance in all material respects with all Applicable Laws, except for such noncompliance that would not reasonably be likely to have a Material Adverse Effect.  None of the Group Companies has received any notice of, nor does the Company have any knowledge of, any violation (or of any investigation, inspection, audit or other Proceeding by any Governmental Authority involving allegations of any violation) of any Applicable Law involving or related to any Group Company which has not been dismissed or otherwise disposed of that would be reasonably likely to have a Material Adverse Effect.  None of the Group Companies has received notice or otherwise has any knowledge that the Company is charged with, threatened with or under investigation with respect to, any violation of any Applicable Law that would reasonably be likely to have a Material Adverse Effect.  Each Group Company and its directors, officers, employees and agents or other person acting under and with its express authorization have complied in all respects with the Foreign Corrupt Practices Act of 1977, as amended, and any rules and regulations promulgated thereunder (the “FCPA”).

(bb)  Money Laundering Laws.  The operations of each of the Group Companies are and have been conducted at all times in compliance with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Group Companies with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(cc)  Ownership of Property.  Except as set forth in the Disclosure Schedule, each of the Company and its Subsidiaries has (i) good and marketable fee simple title to its owned real property, if any, free and clear of all Liens, except for Liens permitted by this Agreement; (ii) a valid leasehold interest in all leased real property, and each of such leases is valid and enforceable in accordance with its terms (subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy), and is in full force and effect, and (iii) good title to, or valid leasehold interests in, all of its other properties and assets free and clear of all Liens, except as set forth in the Disclosure Schedule, or which otherwise do not individually or in the aggregate have a Material Adverse Effect.

(dd)  Compliance with NASDAQ Listing Requirements. The Company is in compliance in all material respects with all currently effective NASDAQ continued listing requirements and corporate governance requirements as applied to the Company except for the draft notice filed under the NASDAQ Marketplace Rule 4310, which is not in strict compliance with the notice period requirements under Rule 4310.  The Company’s Class A Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on NASDAQ, trading in the Class A Common Stock has not been suspended, and the Company has taken no action designed to terminate, or likely to have the effect of terminating, the registration of the Class A Common Stock under the Exchange Act or de-listing the Class A Common Stock from NASDAQ.

(ee)  No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth herein, neither the Company, nor any of its Affiliates or other

Purchase Agreement

Person acting on the Company’s behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any Common Stock that would cause the sale of the Securities pursuant to this Agreement to be integrated with prior offerings of the Company for purposes of the Act, when such integration would cause such sale not to be exempt from the requirements of Section 5 of the Act.

(ff)  General Solicitation. Neither the Company nor, to its knowledge, any Person acting on behalf of the Company, has offered or sold any Class A Common Stock by any form of “general solicitation” within the meaning of Rule 502 under the Act.  To the knowledge of the Company, no Person acting on its behalf has offered any Class A Common Stock for sale other than to the Purchaser and certain other “accredited investors” within the meaning of Rule 501 under the Act.

(gg)  No Registration.  Assuming the accuracy of the representations and warranties made by, and compliance with the covenants of, the Purchasers herein, no registration of the Securities under the Act is required in connection with the offer and sale of the Securities by the Company to the Purchasers as contemplated by this Agreement.

(hh)  No Stabilization.  The Company has not and, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of any of the Group Companies to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Tranche A Shares and the Notes, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Group Companies.

            (ii)       The Corporate Agreements:

(1)  have been duly authorized, executed and delivered by the Group Companies and the nominee shareholders (to the extent they are party thereto) and constitute a legal, valid and binding obligation of each such Group Company and nominee shareholders, enforceable against such Group Companies and nominee shareholders in accordance with their terms unless the non-enforceability would not have a Material Adverse Effect, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether considered in a Proceeding in equity or at law);

(2)  have been effected in compliance with all applicable national, provincial, municipal and local laws and no consents, approvals, authorizations, orders, registrations and qualifications by any Governmental Authority, any self-regulatory organization or any court of other tribunal or any stock exchange authorities are required in connection with the Corporate Agreements in all material respects; and

(3)  are not the subject of any action, claim, suit, demand, hearing, notice of violation or deficiency or proceeding seeking to restrain, enjoin or otherwise challenge any of the transactions contemplated therein, except to the extent such would not, individually or in the aggregate, have a Material Adverse Effect.

(jj)  Disclosure.  The Company understands and confirms that the Purchaser will rely on the foregoing representations in effecting transactions contemplated under the Transaction Documents at the Closing. All documents and materials provided by the Company to the Purchaser in

Purchase Agreement

writing in response to a Due Diligence Request List dated October 17, 2007 and all information contained in the Disclosure Schedule and the SEC Reports are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

6.  Covenants of the Company.

The Company hereby covenants and agrees, and to the extent permitted by the Applicable Law, agrees to cause each of other Group Companies to undertake:

(a)  During the 90-days period commencing on the date hereof and prior to making any public disclosure or filings as may be required by Applicable Laws with respect to any of the Transaction Documents and the transactions contemplated hereby and thereby, to provide the Purchaser and its counsel with the reasonable opportunity to review and comment on such public disclosure documents and consider in good faith any comments received by the Purchaser or its counsel.

(b)  To pay all stamp, documentary and transfer taxes and other duties, if any, which may be imposed by any Governmental Authorities or any political subdivision thereof or taxing authority thereof or therein with respect to the initial issuance of the Tranche A Shares and the Notes or the sale thereof to the Purchaser.

(c)  The Company will use its commercially reasonable efforts not to become, and cause its Subsidiaries not to become, a “passive foreign investment company” within the meaning of Section 1297 of the Internal Revenue Code of 1986 (“PFIC”).  If the Company has knowledge that it or any of its Subsidiaries has become a PFIC, the Company will promptly notify the Purchaser and provide all information relating to the Company reasonably requested by the Purchaser that is necessary for it to make a qualified electing fund (QEF) election.

(d)  Prior to and following the Closing Date, each of the Clinics and the relevant Group Companies, as the case may be, shall not amend or waive, fail to exercise its rights, assign or transfer, terminate suspend or abandon, all or any part of a Corporate Agreement such that it would have a Material Adverse Effect.  The Clinics and the relevant Group Companies, as the case may be, shall not, without the prior consent of the Company, pay any dividends out of profits or make any other similar distributions of profits to its shareholders.

(e)  Each Group Company and its directors, officers, employees and agents or other person acting under and with its express authorization will comply in all respects with the Foreign Corrupt Practices Act of 1977, as amended, and any rules and regulations promulgated thereunder.

7.  Purchaser’s Representations, Warranties and Agreements.

(A)             The Purchaser represents and warrants to the Company that:

(a)  The Purchaser is duly  organized, validly existing and in good standing under the laws of the State of Delaware of the United States.

(b)  The Purchaser has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser,

Purchase Agreement

enforceable against the Purchaser in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether considered in a Proceeding in equity or at law).

(c)  The execution and delivery by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or Governmental Authority to or by which the Purchaser is bound.  No consent, approval, authorization or other order of any Governmental Authority or other third-party is required to be obtained by the Purchaser in connection with the authorization, execution and delivery of this Agreement.

(d)  Purchaser and its officers and agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders’ fees or agents’ commissions or other similar payment in connection with this Agreement and will indemnify and hold the Company harmless from any such payment alleged to be due by or through Purchaser as a result of the action of Purchaser or its officers or agents.

(e)  The Purchaser has sufficient knowledge and experience in financial, tax and business matters to enable the Purchaser to utilize the information made available to the Purchaser in connection with the transactions contemplated hereby, to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect to an investment in the Securities.

(f)  The Purchaser is not a “U.S. Person” (as defined in Rule 902 of Regulation S) and it understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Securities in any country or jurisdiction where action for that purpose is required.  The Purchaser is not acquiring the Securities for the account or benefit of any U.S. Persons except in accordance with exemption from registration requirements of the Act below or in a transaction not subject thereto.

(g)  The purchaser did not become aware of the Company or the Securities through any form of “directed selling efforts” (as defined in Rule 902 of Regulation S), general solicitation or general advertising in violation of the Act has been or will be used nor will any offers by means of any directed selling efforts in the United States be made by the Purchaser or any of its representatives in connection with the offer and sale of any of the Securities.

(h)  At the time of the origination of contact concerning the transactions contemplated by this Agreement and on the date of execution and delivery of this Agreement by the Purchaser, the Purchaser was outside of the United States.

(i)  No sale of the Notes to any one subsequent purchaser will be for less than US$1,000,000 principal amount and no Note will be issued in a smaller principal amount.

(B)             The Purchaser agrees with the Company as follows:

(a)             The Purchaser acknowledges that the Tranche A Shares, the Notes and the Conversion Shares are “restricted securities” as defined in Rule 144 under the Act.

Purchase Agreement

(c)             The Purchaser and the Company agree that the Company will refuse to register any transfer to the Tranche A Shares, the Notes or the Conversion Shares not made in accordance with the provisions of Regulation S under the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration.

(d)             The Purchaser agrees to resell the Tranche A Shares, the Notes and the Conversion Shares only in accordance with the provisions of Regulation S under the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration pursuant to the Act.

(e)             The Purchaser acknowledges and agrees that all certificates representing the Tranche A Shares, the Notes and the Conversion Shares will be endorsed with the following legend in accordance with Regulations S under the Act:

“THE SECURITIES REPRESENTED BY THE CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON THE SAFE HARBOR PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.”

(f)             The Purchase consents to the Company making a notation on its records and giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Securities set forth in this Agreement.

8.  Conditions Precedent to the Obligation of the Purchaser to Purchasethe Tranche A Shares and the Notes.

The Purchaser’s obligation to consummate the transactions as contemplated under this Agreement is subject to the satisfaction or waiver, on or before the Closing, of each of the following conditions, to the extent applicable:

(a)  All the representations and warranties regarding all Group Companies contained in each Transaction Documents shall be true and correct in all material respects as of the date hereof and at the Closing Date.  The Company shall have performed, satisfied and complied with, in all material respects to the Purchaser’s satisfaction in its sole discretion, all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by them at or prior to the Closing.

(b)  No injunction, restraining order or order of similar nature by a Governmental Authority shall have been issued as of the Closing Date that would prevent or materially interfere with the consummation of the transactions contemplated under the Transaction Documents; and no stop order suspending the qualification or exemption from qualification of any of the Securities in any jurisdiction shall have been issued and no Proceeding for that purpose shall have been commenced or, to the knowledge of the Company, be pending or threatened as of the Closing Date.

Purchase Agreement

(c)  No action shall have been taken by any Governmental Authority and no Applicable Law shall have been enacted, adopted or issued that would, as of the Closing Date, prevent the consummation of the transactions contemplated under the Transaction Documents.

(d)  The Company shall have obtained any and all approvals, consents and waivers necessary for the consummation of the transactions contemplated under the Transaction Documents as of Closing in accordance with the terms hereof, including, but not limited to, all applicable Permits, authorizations, approvals or consents of any Governmental Authority.

(e)  The Purchaser will not be deemed as an “Acquiring Person” under the Rights Agreement dated June 4, 2007 between the Company and American Stock Transfer & Trust Company as the rights agent, which shall have been amended prior to the Closing in the form attached hereto as Exhibit E and shall be treated, for all purposes and in respect of all rights and obligations, on a parity with all other holders of Class A Common Stock of the Company.

(f)  The Purchaser shall have received on the Closing Date:

(1)  a certificate dated the Closing Date, signed by the Chief Executive Officer of the Company on behalf of the Company to the effect that (w) the representations and warranties set forth in Section 5 are true and correct with the same force and effect as though expressly made at and as of the Closing Date, except for those representations and warranties that speak as of a specified date, which shall be true and correct in all material respects on and as of such date, (x) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing, and (y) the sale of any of the Tranche A Shares or the Notes has not been enjoined (temporarily or permanently;

(2)  a certificate dated the Closing Date, signed by the Secretary of the Company, including specimen signatures of those officers of the Company authorized to sign the Transaction Documents, to which the Company is a party, on behalf of the Company, attaching true, complete and up to date copies of the certificate of incorporation and by-laws of the Company, and attaching the certificate of good standing of the Company;

(3)  the opinion of Hughes Hubbard & Reed LLP, U.S. counsel to the Company, dated the Closing Date, in the form attached hereto as Exhibit F; and

(g)  Prior to the Closing Date, there has been no change that would have resulted, or would be reasonably expected to result, in a Material Adverse Effect.

(h)  Each of the Transaction Documents shall have been executed and delivered by all parties thereto other than the Purchaser, and the Purchaser shall have received a fully executed original (or clearly legible facsimile copy) of each Transaction Document.

(i)  None of the other parties to any of the Transaction Documents shall be in breach or default under their respective obligations thereunder.

9.  Termination.

(a)  Without prejudice to the Purchaser’s right under Section 4(b)(ii) to terminate in respect of the Tranche C Notes, the Purchaser may unilaterally terminate this Agreement at any time prior to the Closing Date by written notice to the Company if any of the following has occurred:

Purchase Agreement

(i)  at any time after December 31, 2007 if the Closing shall not have occurred on or before such date and such failure to consummate is not caused by a breach of this Agreement by the Purchaser; provided, however, that the Company may by written notice to the Purchaser delivered on or before such date extend such date until January 31, 2008 if the failure of the Closing to have occurred on or before December 31, 2007 shall have resulted from the failure of the condition set forth in Section 8(c).

(ii)  the failure of  Company to satisfy the conditions contained in Section 8 on or prior to the Closing Date; or

(iii)  suspension of trading in the Class A Common Stock by NASDAQ or the suspension or limitation of trading generally in securities on any national securities exchange (as defined in the Securities Exchange Act of 1934) or any setting of limitations on prices for securities on such exchange.

(b)   The Company may terminate this Agreement at any time prior to the Closing Date by written notice to the Purchaser at any time after December 31, 2007 if the Closing shall not have occurred on or before such date and such failure to consummate is not caused by a breach of this Agreement by the Company; provided, however, that the Purchaser may by written notice to the Company delivered on or before such date extend such date until January 31, 2008 if the failure of the Closing to have occurred on or before December 31, 2007 shall have resulted from the failure of the condition set forth in Section 8(c).

10.  Survival of Representations and Indemnities.  The representations and warranties and covenants of the Company set forth in this Agreement shall remain operative and in full force and effect, and will survive indefinitely.

11.  Substitution of Purchaser.  The Purchaser shall have the right to substitute any one of its Affiliates in the financial service industry excluding One Equity Partners or companies invested in by One Equity Partners as the purchaser of the Tranche A Shares and the Notes by written notice to the Company, which notice shall be signed by both the Purchaser and such Affiliate and delivered to the Company at least three Business Days prior to the Closing, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations and warranties set forth in Section 7.  Upon receipt of such notice, wherever the word “Purchaser” is used in this Agreement (other than in this Section 11), such word shall be deemed to refer to such Affiliate in lieu of the original Purchaser.  In the event that such Affiliate is so substituted as the purchaser hereunder and such Affiliate thereafter transfers to the original Purchaser all of the Tranche A Shares and the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word “Purchaser” is used in this Agreement (other than in this Section 11), such word shall no longer be deemed to refer to such Affiliate, but shall refer to the original Purchaser, and the original Purchaser shall have all the rights of an original holder of the Tranche A Shares and the Notes under this Agreement.

12.  Miscellaneous.

(a)  Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to: Chindex International, Inc., 4340 East West Highway, Bethesda, Maryland 20814, Fax: (310) 215-7777, Attention: Chief Executive Officer, with a copy to Hughes Hubbard & Reed LLP, One Battery Park Plaza, New York, New York, Fax: (212) 422-4726, Attention: Gary J. Simon; and (ii) if to the Purchaser, to: C/O JPMorgan Chase Bank N.A., at 26/F, Chater House, 8

Purchase Agreement

Connaught Road, Central, Hong Kong, Fax: +852 2800-4613, Attention: Angelica Siu/ Tina Xu, with a copy to Milbank, Tweed, Hadley & McCloy LLP, at Tower 2, China Central Place, Suite 1505-1506, 79 Jianguo Road, Chao Yang District, Beijing, People’s Republic of China 100025, Fax: +86 (10) 5969-2707, Attention: Mr. Edward Sun.

(b)  This Agreement has been and is made solely for the benefit of and shall be binding upon the parties hereto as and to the extent provided in this Agreement, and no other Person shall acquire or have any right under or by virtue of this Agreement.

(c)  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

(d)  The parties hereto agree that any suit, action or Proceeding arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in any State or U.S. federal court in The City of New York and County of New York, and waives any objection which it may now or hereafter have to the laying of venue of any such Proceeding, and irrevocably submits to the exclusive jurisdiction of such courts in any suit, action or Proceeding.

(e)  The parties hereto each hereby waive any right to trial by jury in any action, Proceeding or counterclaim arising out of or relating to this Agreement.

(f)  No failure to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

(g)  This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

(h)  The headings in this Agreement are for convenience of reference only and shall not constitute part of this Agreement nor limit or otherwise affect the meaning of any provision of this Agreement.

(i)  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, in each case to the extent permitted by Applicable Law, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable, to the extent permitted by Applicable Law.

(j)  This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given; provided that the same are in writing and signed by all of the signatories hereto.

Purchase Agreement

[Signature Page(s) to Follow]

Purchase Agreement

IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first written above.

CHINDEX INTERNATIONAL, INC.

By:	/s/ Roberta Lipson
	Name:	Roberta Lipson
	Title:	Chief Executive Office and President

MAGENTA MAGIC LIMITED

By:	/s/ Sanjai Vohra
	Name:	Sanjai Vohra
	Title:	Authorized Signatory

Signature Page to Purchase Agreement

Schedule 1

Corporate Agreements

1.
Agreements for Beijing United Family Clinic, Inc (“北京市和睦家诊所有限责任公司” in Chinese), entered into on August 30, 2002 by and between Chindex (Beijing) Consulting, Inc and respectively, Mr. Jin Bohong and Mr. Xie Ming

2.	Articles of Association of Beijing United Family Clinic, Inc.

3.	Service Fee Agreement entered into on April 1, 2006 by and between Beijing United Family Jianguomen Clinic, Inc (“北京和睦家建国门诊所有限公司” in Chinese) and Chindex (Beijing) Consulting, Inc.

4.	Service Fee Agreement entered into on April 1, 2006 by and between Shanghai United Family Clinic Inc (“上海和美家诊所有限公司” in Chinese) and Chindex (Beijing) Consulting, Inc.

Purchase Agreement
Schedule 1

Exhibit A

Investor Rights Agreement

Purchase Agreement
Exhibit A

Exhibit B

Tranche B Note

and

Tranche C Note

Purchase Agreement
Exhibit B

Exhibit C

Registration Rights Agreement

Purchase Agreement
Exhibit C

Exhibit D

Amendment No. 1 to Rights Agreement, Dated November 4, 2007

Purchase Agreement
Exhibit D

Exhibit E

Shareholder Side Letters

respectively for

Roberta Lipson

and

Elyse Beth Silverberg

and

Lawrence Pemble

Purchase Agreement
Exhibit E

EXECUTION COPY

INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of November 7, 2007, by and among CHINDEX INTERNATIONAL, INC., a Delaware corporation (the “Company”), and MAGENTA MAGIC LIMITED, a company organized and existing under the laws of the British Virgin Islands and wholly owned, directly or indirectly, by JPMorgan Chase & Co (the “Holder”).  Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement (as defined below) and the Schedule 1 attached to this Agreement.

WITNESSETH:

WHEREAS, the Company and Holder have entered into that certain Securities Purchase Agreement dated as of November 7, 2007 (the “Securities Purchase Agreement”), pursuant to which the Company has agreed to issue to Holder, and Holder has agreed to purchase from the Company, the Securities in an aggregate consideration of US$50,000,000; and

WHEREAS, it is a condition to the Closing under the Securities Purchase Agreement that the parties hereto shall have executed this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound by this Agreement, agree as follows:

1.  Representations and Warranties of the Company.  The Company (the “Warrantor”), represents and warrants on its own behalf and on behalf of each of the other Group Companies that:  (i) as of November 7, 2007, Roberta Lipson is a director and the beneficial owner, free and clear of all Liens, of 161,012 shares of Class A Common Stock and 440,000 shares of Class B Common Stock, which constitutes in the aggregate approximately 24.8% of the outstanding voting power of the Company’s capital stock calculated pursuant to Rule 13d-3, (ii) Elyse Beth Silverberg is a director and the beneficial owner, free and clear of all Liens, of 180,972 shares of Class A Common Stock and 260,500 shares of Class B Common Stock, which constitutes in the aggregate approximately 15.4% of the outstanding voting power of the Company’s capital stock calculated pursuant to Rule 13d-3, (iii) Lawrence Pemble is a director and the beneficial owner, free and clear of all Liens, of 163,148 shares of Class A Common Stock and 74,500 shares of Class B Common Stock, which constitutes in the aggregate approximately 5.4% of the outstanding voting power of the Company’s capital stock calculated pursuant to Rule 13d-3, and (iv) each of the Ariel Benjamin Lee Trust, Daniel Lipson Plafker Trust and Jonathan Lipson Plafker Trust, of each of which Ms. Lipson is a trustee, beneficially owns, free and clear of all Liens, 20,000 shares of Class B Common Stock, the outstanding voting power of which is included for, and retained by, Ms. Lipson as stated above.

1.1  The Warrantor has full power and authority to make, enter into and carry out the terms of this Agreement.  This Agreement has been duly executed and delivered by the Warrantor and constitutes the legal, valid and binding obligations of such Warrantor enforceable against such Warrantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether considered in a Proceeding in equity or at law). There are no preemptive rights or rights of first refusal on behalf of any Person applicable to the issuance of any of the Securities.

2.  Covenants and Agreements.

The Company hereby covenants and agrees, and to the extent permitted by Applicable Law, the Company hereby undertakes and agrees, where applicable, to cause each Group Company, to do as follows, unless waived by the Holder:

2.1  Financial Information.  As long as the Holder owns 5% or more of the Company’s voting shares then outstanding on Fully-Diluted basis during the period commencing from the Closing Date until the earlier of the date after (i) in the event that both New JV Hospitals are to be constructed and opened for operation, then (x) two years have elapsed since the official commencement of operation by both of the New JV Hospitals (as defined below), or (y) one year has elapsed since both New JV Hospitals have respectively achieved a break-even EBITDA for any 12-month period ending on a date that is the last day of a fiscal quarter as evidenced by audited Financial Statements for such period, or (z) the fifth anniversary of the Closing Date; or (ii) in the event that only one New JV Hospital is to be constructed and opened for operation, (x) two years have elapsed since the official commencement of operation by such New JV Hospital, or (y) one year has elapsed since such New JV Hospital has achieved a break-even EBITDA for any 12-month period ending on a date that is the last day of a fiscal quarter as evidenced by audited Financial Statements for such period, or (z) the fifth anniversary of the Closing Date (in each case, the “Restricted Period”), the Company shall deliver to the Holder:

    (a)  as soon as practicable, but in any event within forty-five (45) days of the end of each quarter the unaudited statements of operations and statements of cash flows for such quarter and the unaudited balance sheets as of the end of such quarter (collectively the “Financial Statements”) in respect of the Company on a consolidated basis, and the existing operations relating solely to marketing and selling medical equipment and products (“MPD Business”), and the existing operations engaged in the healthcare services business (“UFH Business”);

    (b)  within forty-five (45) days of the end of each calendar quarter a project progress report in respect of each hospital and clinic project then under construction (each a “New Healthcare Unit”) as generally compared with the relevant budget for that project; provided that none of the information contained in such reports shall constitute a representation or warranty as to the accuracy or completeness thereof nor be used in connection with any securities transaction of any kind whatsoever nor be disclosed to any Person unless such Person has agreed in writing with the Company as a third-party beneficiary to be bound by the terms of this provision to the same extent it applies to the Holder; and

    (c)  upon reasonable written request, an update on the status of receipt or expected receipt of material permits, approvals, consents obtained and to be obtained from any Governmental Authority for the construction, development and operation of each of such New Healthcare Units; provided that none of the information contained in such updates shall constitute a representation or warranty as to the accuracy or completeness thereof nor be used in connection with any securities transaction of any kind whatsoever nor be disclosed to any Person unless such Person has agreed in writing with the Company as a third-party beneficiary to be bound by the terms of this provision to the same extent it applies to the Holder.

2.2  Access to Books and Records.  As long as the Holder owns 5% or more of the Company’s voting shares then outstanding on Fully-Diluted basis during the Restricted Period, the Company shall permit the Holder the right to visit and inspect any of its properties upon reasonable notice to the Chief Executive Officer or Chief Financial Officer of the Company, to seek information relating to the operating and financial performance and results of any Group Company, and discuss the affairs and the operating and financial performance of any Group Company with the directors and Chief Executive Office or Chief Financial Officer of the Company all at such reasonable times as may be requested by the Holder.

Investor Rights Agreement
2

2.3  Management Continuity.  As long as the Holder owns 5% or more of the Company’s voting shares then outstanding on Fully-Diluted basis during the Restricted Period, the Company shall use its best efforts to ensure, subject to Applicable Law, that (x) Roberta Lipson remains as the Chief Executive Officer and President of the Company; (y) Roberta Lipson alone, or together with Lawrence Pemble and/or Elyse Silverberg (collectively, the “Major Shareholders”), retain the principal responsibility to appoint senior management officers of the Company, oversee their performance of the Company and the Subsidiaries, and develop and implement the business strategy and the expansion plan of the Company and the Subsidiaries.

2.4  Use of Proceeds.  The Company shall use the net proceeds from the sale of any of the Securities in any amount only for funding, directly or indirectly, the following projects (A) the proposed new 125-bed hospital to be established by the Company in Guangzhou, Guangdong Province, the PRC (“Guangzhou Hospital”); (B) the proposed new 150-bed hospital to be established by the Company or any expansion of the existing hospital in Beijing, the PRC (“Beijing Hospital,” and together with Guangzhou Hospital, the “New JV Hospitals”); (C) the proposed new clinic(s) to be established in Guangzhou, Guangdong Province, the PRC; (D) the proposed new clinic to be established in Shanghai, the PRC; (E) the existing dental service clinic in Shunyi District, Beijing, the PRC; (F) no more than US$5,000,000 in the MPD Business, and (G) any other new projects with prior consent of the Holder, such consent not to be unreasonably withheld or delayed.

2.5  Insurance.  As long as the Holder owns 5% or more of the Company’s voting shares then outstanding on Fully-Diluted basis during the Restricted Period, the Group Companies shall use commercially reasonable efforts (i) to maintain all existing insurance policies, and (ii) in respect of each New Healthcare Unit, to cause at least the same or substantially similar such policies to apply in all material respects.

2.6  No Pledge of Company’s Shares.  During the Restricted Period, the Company shall provide the Holder with notice, at least fifteen (15) days prior to effecting the registration of any proposed transfer of shares by any Major Shareholder, in order to afford the Holder an opportunity to enforce its rights under the applicable Shareholder Side Letter.

2.7  New JV Hospitals.  As long as the Holder owns 5% or more of the Company’s voting shares then outstanding on Fully-Diluted basis during the Restricted Period, the following conditions must be met in respect of each New JV Hospital:

    (a)  The Company shall own 60% or more of the registered capital of such New JV Hospital;

    (b)  The Company shall obtain effective management and operational control of each New JV Hospital in a manner consistent with (if not more favorable than) the current management and operational control of the Company in Beijing United Family Hospital and Shanghai United Family Hospital;

    (c)  the Company shall make available to the Holder the following information regarding such New JV Hospital as reasonably requested prior to the finalizing of the applicable principal joint venture contract: (A) the proposed capital budget, including proposed working capital and contingency amounts, the proposed plan for the construction, commencement of operations, staffing, training and marketing, (B) a proposed general time schedule for the material expenditures contemplated in such budget and (C) any other information that the Holder may reasonably request regarding such New JV Hospital; and

Investor Rights Agreement
3

    (d)  Shareholders and/or partners of the New JV Hospital other than the Company shall receive dividends or any other distributions on equity only in proportion to their respective ownership interest in the registered capital of the New JV Hospital as provided in the applicable formation and/or organizational documents thereof.

2.8  Information Technology Plan.  The Purchaser shall have received from the Company within two (2) months of the Closing Date a detailed description of the information technology program (the “New IT Program”) for the Company’s existing and new facilities and shall have had reasonable opportunity to discuss with the Company on the foregoing.

2.9  No Default.  As long as the Holder owns 5% or more of the Company’s voting shares then outstanding on Fully-Diluted basis during the Restricted Period, the Company shall, and the Company shall cause each of the other Group Companies to, (a) comply with all covenants and undertakings relating to capital expenditure under the Facilities (as defined in the Tranche B Note); and (b) cure any event of default that may arise from or in connection with any existing or future Debt instrument evidencing the greater of (i) US$1,000,000 or (ii) 10% of the total Debt of the Company at the time of such default (and described as such and not waived under the fundamental instruments governing such Debt) within forty-five (45) days from the occurrence of such event of default or such longer period as is contemplated for such cure by such instruments.

2.10  Executive Employment Terms.  The Company shall, immediately after the Closing and in no event later than fifteen (15) Business Days following the Closing, cause a board or an appropriate board committee resolution to be duly entered approving and ratifying the term of each of the employment agreements between the Company and the each Major Shareholder for a period of no less than seven years and ten months commencing from March 1, 2006 through December 31, 2013.

3.  New Issue.  Without limiting any remedies otherwise available to the Holder at law or in equity in any manner, the Company shall not issue any new equity or equity-linked security if, in the reasonable opinion of the Holder, such issuance would result in the conditions contained in Section 2.3 (x) or (y) no longer being true, unless the intended purchaser(s) of such new issue agrees and represents in writing to the Company that it does not have any present intention to remove any of the Major Shareholders from his/her management position at the Company or change his/her position at the Company.

4.  Right of First Refusal for Future Securities Offerings.

4.1  Issuance Notice.  Subject to the terms and conditions of this Section and Applicable Laws, if the Company proposes to issue or sell any shares of equity securities or equity-linked securities (“Shares”) to a purchaser or purchasers (the “Proposed Third Party Purchaser”) during the Restricted Period, the Company shall, provided the Holder at such time holds not less than 7.5% of the total voting shares of the Company then outstanding on a Fully-Diluted basis, not less than ten (10) calendar days prior to the consummation of such issuance or sale of Shares, offer such Shares to the Holder by sending written notice (an “Issuance Notice”) to the Holder, which shall state (a) the identity of the Proposed Third Party Purchaser, or if a public offering, a description in reasonable detail of the offering, (b) a description of the securities to be issued or sold, including detailed terms of such securities, (c) the number of Shares proposed to be issued to the Proposed Third Party Purchaser, (d) the proposed purchase price for the Shares (the “Issuance Price”); and (d) a description in reasonable detail of the material terms and conditions of such proposed sale.  The Issuance Notice shall also state that the Company has received a proposal from the Proposed Third Party Purchaser and in good faith believes a binding agreement for the Shares is obtainable on the terms set forth in the Issuance Notice.

Investor Rights Agreement
4

4.2  Option; Exercise.  By notification to the Company within ten (10) days after the Issuance Notice is given, the Holder may elect to purchase for cash, at the price and on the terms and conditions specified in such Issuance Notice, up to 20% of the Shares by delivering to the Company written notice and confirmation of its commitment to so purchase, and the number of shares to be so purchased, prior to the expiration of such 10-day period, on the same terms and conditions as the Proposed Third Party Purchaser. The closing of any sale pursuant to this Section 4.2 shall occur on a date set by the Company and in any event within sixty (60) days after the date on which such notification is given by the Holder.  The Holder shall be entitled, with the prior written consent of the Company, such consent not to be unreasonably withheld or delayed, to apportion the rights of first refusal hereby granted to it among itself and its Affiliates in such proportions as it deems appropriate.

4.3  Sale to Third Parties.  To the extent that the Shares are not elected to be purchased or acquired as provided in Section 4.2, the Company may, during the sixty (60) day period following the expiration of the 10-day period as set forth in Section 4.2, offer and sell the remaining unsubscribed portion of such securities in the Issuance Notice at a price not less than, and upon terms no more favorable to the Proposed Third Party Purchaser than, those specified in the Issuance Notice.  If the Company does not enter into an agreement for the sale of such securities within such period, or if such agreement is not consummated within sixty (60) days after the execution thereof, the right of first refusal provided hereunder shall be deemed to be revived and such Shares shall not be offered to a third party unless first reoffered to the Holder in accordance with this Section 4.

4.4  Exceptions.  Notwithstanding any other provision of this Agreement to the contrary, the rights of the Holder pursuant to this Sections 3 and 4 shall not apply to securities issued: (i) upon exercise, exchange or conversion of any securities and all other securities of the Company that are as at the date hereof authorized, issued or outstanding and that represent any other direct or indirect rights to acquire, or constitute interests or participations in, Common Stock or rights to acquire securities that are directly or indirectly exercisable for, convertible into or exchangeable for Common Stock; (ii) as a stock dividend upon any subdivision of shares of Common Stock; (iii) pursuant to subscriptions, warrants, options, convertible securities, or other rights, issued, or to be issued, under any stock option or other equity incentive plan or arrangement approved by the Company’s Board of Directors and in place from time to time for the benefit of the Company’s directors, employees, consultants or independent contractors, including without limitation the Company’s 2004 Stock Incentive Plan and 2007 Stock Incentive Plan or (iv) pursuant to a share swap in a strategic merger or acquisition transaction.

5.  Reserved Matters.

5.1  Acts of the Company.  As long as the Holder owns 7.5% or more of the Company’s voting shares then outstanding on Fully-Diluted basis during the Restricted Period, notwithstanding anything to the contrary in the Certificate of Incorporation or Articles of the Company or the charter documents of any Subsidiary, the Company shall not, and shall use its best efforts not to permit any Subsidiary to, take any action described below without prior written approval by the Holder, which approval shall not be unreasonably withheld or delayed:

    (a)  Incurrence by the Company or any Subsidiary any Debt unless, after giving effect to the application of the proceeds thereof, (A) the Consolidated Leverage Ratio (as defined in Schedule 1) as at the date of determination is not greater than 3.00 to 1.00; and (B) the Consolidated Interest Coverage Ratio (as defined in Schedule 1), as at the date of determination is not less than 3.00 to 1.00.  For purposes of calculating the Consolidated Leverage Ratio and the Consolidated Interest Coverage Ratio hereunder, Debt shall not include the amount of the Tranche B Notes and the Tranche C Notes;

Investor Rights Agreement
5

    (b)  Issuance of any new shares of Class B Common Stock (other than in a stock split or any recapitalization transactions having similar effect);

    (c)  Issuance of any new class of equity securities other than the preferred shares under the Rights Agreement dated June 4, 2007, as amended on
November 4, 2007;

    (d)  Amend the Company’s Charter Documents to change any of the rights, obligations or privileges of any shares of Class A or Class B Common Stock; and

    (e)  Increase in the budget for the New JV Hospitals (a copy of which is attached hereto as Exhibit A) in excess of RMB402,230,000 for Guangzhou Hospital or in excess of RMB440,612,000 for Beijing Hospital; and

5.2  Additional Rights of the Holder.  Notwithstanding anything to the contrary in the Certificate of Incorporation or Articles of the Company or the charter documents of any Subsidiary, which the parties hereby agree to amend to be consistent with this Agreement to the extent permitted by Applicable Laws:

    (a)  The Holder shall be entitled to freely transfer any of the Securities to any third party provided, that the transferee shall be bound by all obligations, limitations, restrictions and qualifications (but not the rights) under this Agreement of the Holder, provided, further, that the Holder shall not transfer any of the Securities to a third party that, directly or indirectly through any Affiliate, operates or has indicated its intention to operate, any hospital or similar healthcare service operation or that provides or intends to provide healthcare services at the time of, or foreseeably after, the intended transfer;

    (b)  As long as the Holder owns 5% or more of the Company’s voting shares then outstanding on Fully-Diluted basis during the Restricted Period, the Holder shall be entitled to appoint and have act at its own expense a third party consultant approved in advance by the Company (which approval not to be unreasonably withheld or delayed) to review project progress for the New JV Hospitals and the New IT Program; provided, that prior to any such engagement, such consultant shall enter into a written and legally binding agreement with the Company pursuant to which such consultant shall agree to confidentiality provisions reasonably acceptable to the Company and that the Holder shall share with the Company a summary of the findings and advice received from such consultant.

5.3  New Issuances.  Until the first anniversary of the Closing Date, the Company shall not, and shall use its best efforts not to permit any Subsidiary to, without the prior written approval of the Holder which approval shall not be unreasonably withheld, issue any shares of Class A Common Stock or any equity-linked securities (other than as contemplated by Section 4.4(i) to (iii) hereof) unless the price per share in such proposed issuance be at a premium to the Purchase Price of at least the greater of (i) twenty-five percent (25%) per annum calculated to the date of such proposed issuance or (ii) fifteen percent (15%).

6.  Miscellaneous.

6.1  Termination.  Except for this Section 6, which shall survive the termination of this Agreement, or as otherwise expressly provided herein, this Agreement will be automatically terminated with no further effect at such time that neither the Holder nor any of its Affiliates owns any of the Securities.

6.2  Specific Enforcement.  Upon a material breach by the Warrantor of this Agreement, in addition to any such damages as the Holder is entitled to, directly or indirectly, by reason of said breach, the Holder shall be entitled to injunctive relief against such Warrantor if such relief is

Investor Rights Agreement
6

applicable and available, as a remedy at law would be inadequate and insufficient.  Nothing in this Section shall be construed as limiting the Holder’s remedies in any way.

6.3  Confidentiality.  The information made available to the Holder pursuant to this Agreement shall constitute confidential information unless it is (i) otherwise known or available to the public or (ii) disclosed to the Holder by any third party other than the Company without violating the confidentiality obligation, if any, of such third party or (iii) independently developed or obtained by the Holder, and to the extent it is treated as confidential information, it shall not be disclosed to any Person unless such Person has agreed in writing with the Company as a third-party beneficiary to be bound by the terms of this provision to the same extent it applies to the Holder.  None of the information made available under Section 2 shall constitute a representation or warranty as to the accuracy or completeness thereof  nor shall it be used in connection with any securities transaction of any kind whatsoever.

6.4  Notices.  Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to: Chindex International, Inc., 4340 East West Highway, Bethesda, Maryland 20814, Fax: (310) 215-7777, Attention: Chief Executive Officer, with a copy to Hughes Hubbard & Reed LLP, One Battery Park Plaza, New York, New York, Fax: (212) 422-4726, Attention: Gary J. Simon; and (ii) if to the Purchaser, to:   C/O JPMorgan Chase Bank N.A. at 26/F, Chater House, 8 Connaught Road, Central, Hong Kong, Fax: +852 2800-4613, Attention: Angelica Siu / Tina Xu, and with a copy to Milbank, Tweed, Hadley & McCloy LLP, at Tower 2, China Central Place, Suite 1505-1506, 79 Jianguo Road, Chao Yang District, Beijing, People’s Republic of China 100025, Fax: +86 (10) 5969-2707, Attention: Mr. Edward Sun.

All notices, requests, consents and other communications hereunder shall be in writing and shall be personally delivered or delivered by overnight courier or mailed by first-class registered or certified mail, postage prepaid, return receipt requested, or by facsimile transmission.  Every notice hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, upon transmission by facsimile and confirmed facsimile receipt, or two (2) days after the same shall have been deposited with a reputable international overnight courier.

6.5  Amendments and Waiver.  Unless otherwise specifically stated herein, any term of this Agreement may be amended with the written consent of the party against whom enforcement may be sought and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the Company, in the case of the Holder’s obligations, and by the Holder in the case of the obligations of any other parties hereto.  No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

6.6  Entire Agreement.  This Agreement, together with the other Transaction Documents, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

6.7  Severability.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement to the extent permitted by law.

6.8  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of law thereof.

Investor Rights Agreement
7

The parties hereto agree that any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in any State or U.S. federal court in The City of New York and County of New York, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the exclusive jurisdiction of such courts in any suit, action or Proceeding.

6.9  Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this Agreement shall be binding upon, and inure to the benefit of, the respective representatives, successors and explicitly permitted assigns of the parties hereto.  Unless otherwise provided herein, the Holder may assign, without prior consent of the Company, its rights hereunder to any of its Affiliates in the financial service industry excluding One Equity Partners or companies invested in by One Equity Partners.

6.10  No Third Party Beneficiary. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

6.11  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page(s) to follow]

Investor Rights Agreement
8

IN WITNESS WHEREOF, the undersigned have executed this Investor Rights Agreement as of the day and year written above.

THE COMPANY:

Chindex International, Inc.

By:
Name: Roberta Lipson
Title: Chief Executive Officer

Accepted and Agreed to:

Magenta Magic Limited

By:
Name: Sanjai Vahra
Title: Authorized Signatory

Signature Page to Investor Rights Agreement

Schedule 1

Definition of Certain Accounting Terms

“Consolidated EBITDA” means, at any date of determination, an amount equal to Consolidated Net Income of the Company and its Subsidiaries on a consolidated basis for the most recently completed four fiscal quarters of the Company plus (a) the following to the extent deducted in calculating such Consolidated Net Income for such period: (i) Consolidated Interest Expense; (ii) the provision for federal, state, local and foreign income taxes payable and tax contingencies; (iii) depreciation and amortization expense; and (iv) all other non-cash items decreasing Consolidated Net Income of the Company and its Subsidiaries; minus (b) the following to the extent added in calculating such Consolidated Net Income for such period: (i) federal, state, local and foreign income tax credits and tax contingency credits;  (ii) all non-cash items increasing Consolidated Net Income of the Company and its Subsidiaries for such period; (iii) interest or financial income, (iv) extraordinary profits or losses; and (v) income or expenses from discontinued operations, and (vi) any other non-operating income or expense.

"Consolidated Interest Expense" means, at any date of determination, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including  interest obligations that are capitalized, accrued, accreted, payable in the form of increased principal) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense, under leases that have been (or should be, in accordance with GAAP) recorded as capitalized leases, that is treated as interest expense in accordance with GAAP, in each case, of or by the Company and its Subsidiaries on a consolidated basis for the most recently completed four fiscal quarters of the Company. For purposes of calculating, as at any date of determination, Consolidated Interest Expense in connection with the calculation of the Consolidated Interest Coverage Ratio (a) Debt of the Company and its Subsidiaries shall be calculated on a pro forma basis based on the assumption that such Debt was incurred on the first day of the four most recently completed fiscal quarters of the Company; and (b) associated gross interest expense, determined in accordance with GAAP, of such Debt (if it bears interest at a floating rate) shall be calculated at the current rate (as of the date of such calculation) under the agreement governing such Debt.

“Consolidated Interest Coverage Ratio” means, as at any date of determination, the ratio of

(a) Consolidated EBITDA, to

(b) Consolidated Interest Expense.

“Consolidated Leverage Ratio” means, as at any date of determination, the ratio of

(a) Debt of the Company and its Subsidiaries on a consolidated basis, to

(b) Consolidated EBITDA.

“Consolidated Net Income” means, as at any date of determination, the net income (or loss) of the Company and its Subsidiaries on a consolidated basis for the most recently completed four fiscal quarters of the Company.

“Debt” means, with respect to any Person on any date of determination (without duplication):

(a) all obligations of such Person for money borrowed and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

Investor Rights Agreement
Schedule 1

(b) in respect of any capitalized lease of such Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP;

(c) all obligations of such Person representing the deferred purchase price of property, all conditional sale obligations of such person and all obligations of such person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business);

(d) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit;

(e) all obligations of such Person to purchase, redeem, retire, defease of otherwise make a payment in respect of any preferred stock of such Person or any Subsidiary;

(f) all obligations of the type referred to in paragraphs (a) through (f) above of other Persons secured by any lien on any property of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the fair market value of such property and the amount of the obligation so secured;

(g) net obligations of such Person under any hedging agreement; and

(h) all guarantees on behalf of such Person in respect of any of the foregoing, or by such Person on behalf of any third party for any direct or contingent financial obligation of such third party.

The amount of Debt of any Person at any date shall be the outstanding balance, or the accreted value of such Debt in the case of Debt issued with original issue discount, at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date.  For purposes of calculating, as at any date of determination, the Consolidated Leverage Ratio, Debt of the Company and its Subsidiaries shall be calculated on a pro forma basis based on the assumption that any Debt to be incurred by the Company or a Subsidiary was incurred on the last day of the most recently completed quarter of the Company.  Notwithstanding the foregoing, neither the Tranche B Notes nor the Tranche C Notes should be included as Debt for any purpose or reason hereunder.

“Fully-Diluted” means, for the purpose of calculating the percentage of the Company’s voting shares in this Agreement, that such calculation shall assume that all voting shares issued or issuable pursuant to any exercise, conversion, exchange, subscription or otherwise in connection with any warrants, options (including pursuant to the Company’s stock option plan), convertible securities or any agreement to sell or issue voting shares or securities which may be exercised, converted or exchanged for voting shares, has been so issued, regardless whether such securities are subject to future vesting or conditions of any kind or forfeiture.

Investor Rights Agreement
Schedule 1

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

dated as of November 7, 2007

by and among

CHINDEX INTERNATIONAL, INC.

and

MAGENTA MAGIC LIMITED

1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of November 7, 2007, by and between CHINDEX INTERNATIONAL, INC., a Delaware corporation (the “Company”), and MAGENTA MAGIC LIMITED, a private corporation organized under the laws of the British Virgin Islands (“Purchaser”).

W I T N E S S E T H :

WHEREAS, the Company and Purchaser entered into that certain Securities Purchase Agreement dated as of November 7, 2007 (the “Purchase Agreement”), in connection with which the Company shall issue and sell to Purchaser 359,195 shares of the Tranche A Shares and reserved 1,436,781 shares of Conversion Shares to be issued and issuable upon conversion of the Tranche B Notes and Tranche C Notes.

WHEREAS, to induce Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights provided for in this Agreement for the holders of Registrable Shares (as defined below); and

WHEREAS, the execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.  DEFINITIONS.  As used in this Agreement, the following terms shall have the following meanings.  Capitalized terms not otherwise defined herein shall have meanings ascribed to them under the Purchase Agreement.

“144A/Regulation S Shares” means the shares of Common Stock initially sold to Purchaser in the private placement and resold by Purchaser to “qualified institutional buyers” (as such term is defined in Rule 144A) or to “non-U.S. persons” (in accordance with Regulation S) in an “offshore transaction” (in accordance with Regulation S), as applicable.

“Agreement” is defined in the recital of this Agreement.

“Commission” means the Securities and Exchange Commission.

“Company” is defined in the recital of this Agreement, and includes any successor thereto.

“Controlling Person” is defined in Section 6(a).

“Demand Registration” is defined in Section 2(b)(i).

“Demand Registration Statement” is defined in Section 2(b)(i).

“End of Suspension Notice” is defined in Section 5(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.

Registration Rights Agreement
2

“Fair Market Value” means, with respect to a share of Common Stock, (i) if such Common Stock is listed on a national securities exchange in the United States, the 10 consecutive trading day average of the closing price per share of the Common Stock on such national securities exchange immediately following the time the Mandatory Shelf Registration Statement is declared effective by the Commission, as published by the Wall Street Journal or other reliable publication, (ii) if a public market exists for such shares of Common Stock but such shares are not listed on a national securities exchange, the 10 consecutive trading day average of the mean between the closing bid and asked quotations in the over-the-counter market for a share of such Common Stock immediately following the time the Mandatory Shelf Registration Statement is declared effective by the Commission, or (iii) if such Common Stock is not then listed on a national securities exchange or traded in the over-the-counter market, the price per share of Common Stock determined in good faith by the Company’s board of directors based on the average of the estimated fair market value of the Common Stock during the 10 consecutive trading day period following the date on which the Mandatory Shelf Registration Statement is declared effective by the Commission.

“Form 10-K” means an annual report required to be filed with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act, as such form may be amended from time to time, or any similar form, rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such form, provided that such form need not include those items required by Section 404 of the Sarbanes-Oxley Act of 2002.

“Form 10-Q” means a quarterly report required to be filed with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act, as such form may be amended from time to time, or any similar form, rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such form, provided that such form need not include those items required by Section 404 of the Sarbanes-Oxley Act of 2002.

“Free Writing Prospectus” means a free writing prospectus, as defined in Rule 405.

“Holder” means each record owner of any Registrable Shares from time to time, including Purchaser and its Affiliates.

“Indemnified Party” is defined in Section 6(c).

“Indemnifying Party” is defined in Section 6(c).

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433.

“Liabilities” is defined in Section 6(a).

“Mandatory Shelf Registration Statement” is defined in Section 2(a).

“NASD” means the National Association of Securities Dealers, Inc.

“No Objections Letter” is defined in Section 4(t).

“Notice and Questionnaire” is defined in Section 2(a)(iii).

“Participants” is defined in the introductory paragraph of this Agreement.

“Permitted Free Writing Prospectus” is defined in the last paragraph of Section 4.

Registration Rights Agreement
3

“Person” means an individual, limited liability company, partnership, corporation, trust, unincorporated organization, government or agency or political subdivision thereof, or any other legal entity.

“Piggyback Registration Statement” is defined in Section 2(b).

“Purchaser” is defined in the introductory paragraph of this Agreement, and includes any successor thereto.

“Purchase Agreement” is defined in the first recital clause of this Agreement.

“Prospectus” means the prospectus included in any Registration Statement, including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

“Purchaser Indemnitee” is defined in Section 6(a).

“Registrable Shares” means (i) the Shares, (ii) Conversion Shares issued or issuable upon conversion of the Notes, and  (iii) Common Stock or any other securities of the Company issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Common Stock owned by the Holders, provided, that, any such securities shall cease to be Registrable Shares when (x) such securities shall have been sold or transferred without limitation pursuant to a Registration Statement, (y) such securities have been or may be sold or transferred without limitation to the public pursuant to Rule 144 (or any similar provision then in force, including Rule 144(k) but not Rule 144A) under the Securities Act, or (z) such securities shall have ceased to be outstanding.

“Registration Expenses” means any and all reasonable expenses incident to the performance of or compliance with this Agreement, including:  (i) all Commission, securities exchange, NASD registration, listing, inclusion and filing fees (including those of Purchaser and Holders associated or affiliated with Purchaser), (ii) all reasonable fees and expenses incurred in connection with compliance with international, federal or state securities or blue sky laws (including any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a blue sky memorandum and compliance with the rules of the NASD), (iii) all reasonable expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on The NASDAQ Stock Market pursuant to Section 4(n), (v) the reasonable fees and disbursements of counsel for the Company and of the independent public accountants of the Company (including the expenses of any special audit and “cold comfort” letters required by or incident to such performance) and the reasonable fees and disbursements of one counsel, reasonably acceptable to the Company, for the Holders, selected by the Holders holding a majority of the Registrable Shares, (vi) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement), provided, however, that Registration Expenses shall exclude brokers’ or underwriters’ discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a Holder and the fees and disbursements of any counsel to the Holders other than as provided for in clause (v) above.

Registration Rights Agreement
4

“Registration Statement” means any Mandatory Shelf Registration Statement, Demand Registration Statement or Piggyback Registration Statement.

 “Regulation S” means Regulation S (Rules 901-905) promulgated by the Commission under the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such regulation.

“Rule 144”, “Rule 144A”, “Rule 158”, “Rule 405”, “Rule 415”, “Rule 424” or “Rule 433”, respectively, means such specified rule promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Shares” means the Shares of Common Stock being offered and sold pursuant to the terms and conditions of the Purchase Agreement.

“Suspension Event” is defined in Section 5(b).

“Suspension Notice” is defined in Section 5(b).

“Underwritten Offering” means a sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

2.  REGISTRATION RIGHTS.

(a)  Mandatory Shelf Registration.  As set forth in Section 4, the Company agrees to file with the Commission within 30 days, from the date on which the Holder provides the Company with a completed and signed questionnaire in the form provided as Appendix A hereto, a shelf registration statement on Form S-3 or such other form under the Securities Act then available to the Company providing for the resale pursuant to Rule 415 from time to time by the Holders of their Registrable Shares for a three-year period commencing from the Closing Date (the “Mandatory Shelf Registration Statement”).

(i)  Effectiveness and Scope.  The Company shall use its reasonable best efforts to cause the Mandatory Shelf Registration Statement to be declared effective by the Commission as promptly as practicable following such filing and to remain effective until the date on which all Shares in respect thereof cease to be Registrable Shares.  The Mandatory Shelf Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available (including an Underwritten Offering, a direct sale to purchasers, a sale through brokers or agents or a sale over the internet) by the Holders of any and all Registrable Shares.

(ii)  Underwriting.  If any Holder proposes to conduct an Underwritten Offering under the Mandatory Shelf Registration Statement, such Holder shall advise the Company and all other Holders whose securities are included in the Mandatory Shelf Registration Statement (if applicable), of the managing underwriters for such proposed Underwritten Offering (which may be Purchaser or an Affiliate thereof); such managing underwriters to be subject to the approval of the Company, not to be unreasonably withheld.  In such event, the Company shall enter into an underwriting agreement in customary form with the managing underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 6, and shall take all such other reasonable actions as are requested by the

Registration Rights Agreement
5

managing underwriter in order to expedite or facilitate the registration and disposition of the Registrable Shares included in such Underwritten Offering; provided, however, that the Company shall be required to cause appropriate officers of the Company or its Affiliates to participate in a “road show” or similar marketing effort being conducted by such underwriter with respect to such Underwritten Offering only if the Holders reasonably anticipate gross proceeds from such Underwritten Offering of at least $10 million.  All Holders proposing to distribute their Registrable Shares through such Underwritten Offering shall enter into an underwriting agreement in customary form with the managing underwriters selected for such underwriting and complete and execute any questionnaires, powers of attorney, indemnities, securities escrow agreements and other documents reasonably required under the terms of such underwriting, and furnish to the Company such information in writing as the Company may reasonably request for inclusion in the Registration Statement; provided, however, that no Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements as are customary and reasonably requested by the underwriters.  Notwithstanding any other provision of this Agreement, with respect to an Underwritten Offering in connection with the Mandatory Shelf Registration Statement, if the managing underwriters determine in good faith that marketing factors require a limitation on the number of shares to be included in such Underwritten Offering, then the managing underwriters may exclude shares (including Registrable Shares) from the Underwritten Offering, and any shares included in the Underwritten Offering shall be allocated to each of the Holders requesting inclusion of their Registrable Shares in such Underwritten Offering on a pro rata basis based on the total number of such Registrable Shares requested to be included.

(iii)  Selling Stockholder Questionnaires.  Each Holder agrees, by its acquisition of Shares, that if such Holder wishes to sell Registrable Shares pursuant to the Mandatory Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(a)(iii). Each Holder wishing to sell Registrable Shares pursuant to the Mandatory Shelf Registration Statement and related Prospectus agrees to deliver a written notice, substantially in form and substance of Annex A (a “Notice and Questionnaire”), to the Company. The Company shall mail the Notice and Questionnaire to the Holders no later than the date of initial filing of the Mandatory Shelf Registration Statement with the Commission. No Holder shall be entitled to be named as a selling securityholder in the Mandatory Shelf Registration Statement as of the initial effective date of the Mandatory Shelf Registration Statement, and no Holder may use the Prospectus forming a part thereof for resales of Registrable Shares at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, Holders shall have at least 20 days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to the Company. Notwithstanding the foregoing, (x) upon the request of any Holder that did not return a Notice and Questionnaire on a timely basis or did not receive a Notice and Questionnaire because it was a subsequent transferee of Registrable Shares after the Company mailed the Notice and Questionnaire, the Company shall distribute a Notice and Questionnaire to such Holders at the address set forth in the request and (y) upon receipt of a properly completed Notice and Questionnaire from such Holder, the Company shall use its best efforts to name such Holder as a selling securityholder in the Mandatory Shelf Registration Statement by means of a pre-effective amendment, by means of a post-effective amendment or, if permitted by the Commission, by means of a Prospectus supplement to the Mandatory Shelf Registration Statement; provided, however, that the Company will have no obligation to add Holders to the Mandatory Shelf Registration Statement as selling securityholders more frequently than once every 30 calendar days.

(b)  Demand Registration.

(i)  Request for registration.  If (i) the Mandatory Shelf Registration Statement is not declared effective by the 120th day following the Closing or (ii) the Commission shall have issued a stop order relating to the Mandatory Shelf Registration Statement and such order remains in effect, and the

Registration Rights Agreement
6

Company receives from the Holders of Registrable Shares constituting at least 3% of the then outstanding Common Stock of the Company on a Fully-Diluted basis (such Holder or Holders referred to as the “Initiating Holder”) a request in writing that the Company effect any registration with respect to the Registrable Shares held by such Initiating Holder then outstanding on a form other than Form S-3 (including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the “Demand Registration Statement”), the Company shall (i) within ten (10) days of receipt of such written request, give written notice of the proposed registration to all other Holders, and (ii) as soon as practicable, use its reasonable best efforts to effect registration of those Registrable Shares (“Demand Registration”) that the Company has been so requested to register by the Initiating Holder and all other Holders to whom notice was given within twenty (20) days after receiving such written notice from the Company on that form and to cause those Registrable Shares to be qualified in jurisdictions as the Holder or Holders may reasonably request, subject to limitations of this Section 2.  The Company shall not be obligated to take any action to effect any registration pursuant to this Section 2(b)(i) after the Company has effected a total of four Demand Registrations.

(ii)  Right of Deferral.  Notwithstanding the foregoing, the Company shall not be obligated to file a Demand Registration Statement pursuant to this Section 2, if the Company furnishes to the Initiating Holder a certificate signed by a director of the Company certifying that in the good faith judgment of the Board it would be seriously detrimental to the Company for a Demand Registration Statement to be filed because (i) a merger, consolidation, substantial acquisition or other similar corporate action is expected to occur imminently or (ii) the Company intends to issue equity securities or equity-linked securities not pursuant to a registration statement, then the Company’s obligation to use its reasonable best efforts to file a Demand Registration Statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file the registration by that Holder; provided, that the Company shall not exercise the right to delay a request contained in this Section 2(b)(ii) more than once in any 12-month period, and provided further, that during such 90-day period, the Company shall not file a registration statement for securities to be issued and sold for its own account (except on Form S-4).

(iii)  Registration of Other Securities in Demand Registration.  Any Demand Registration Statement filed pursuant to the request of the Holders under this Section 2 may, subject to the provisions of Section 2(b)(iv), include securities of the Company other than the Registrable Shares.  If the Company, officers or directors of the Company holding securities other than the Registrable Shares, or holders of securities other than the Registrable Shares, request inclusion of other securities of the Company held thereby in the registration, the Company may, in its sole discretion, offer to any or all of the Company, those officers or directors, and the holders of securities other than the Registrable Shares, that their securities be included in the underwriting and may condition that offer on the acceptance by those Persons of the terms of this Section 2.

(iv)  Underwriting.  If any Holder proposes to conduct an Underwritten Offering under the Demand Registration Statement, such Holder shall advise the Company and all other Holders whose securities are included in the Demand Registration Statement (if applicable), of the managing underwriters for such proposed Underwritten Offering; such managing underwriters to be subject to the approval of the Company.  In such event, the Company shall enter into an underwriting agreement in customary form with the managing underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 6, and shall take all such other reasonable actions as are requested by the managing underwriter in order to expedite or facilitate the registration and disposition of the Registrable Shares included in such Underwritten Offering; provided, however, that the Company shall be required to cause appropriate officers of the Company or its Affiliates to participate in a “road show” or similar marketing effort being conducted by such underwriter with respect to such Underwritten Offering

Registration Rights Agreement
7

only if the Holders reasonably anticipate gross proceeds from such Underwritten Offering of at least US$10 million.  All Holders proposing to distribute their Registrable Shares through such Underwritten Offering shall enter into an underwriting agreement in customary form with the managing underwriters selected for such underwriting and complete and execute any questionnaires, powers of attorney, indemnities, securities escrow agreements and other documents reasonably required under the terms of such underwriting, and furnish to the Company such information in writing as the Company may reasonably request for inclusion in the Registration Statement.  Notwithstanding any other provision of this Agreement, with respect to an Underwritten Offering in connection with the Demand Registration Statement, if the managing underwriters determine in good faith that marketing factors require a limitation on the number of shares to be included in such Underwritten Offering, then the managing underwriters may exclude shares (including Registrable Shares) from the Underwritten Offering, and any shares included in the Underwritten Offering shall be allocated to each of the Holders requesting inclusion of their Registrable Shares in such Underwritten Offering on a pro rata basis based on the total number of such Registrable Shares requested to be included.

(v)  Selling Stockholder Questionnaires.  Each Holder agrees, by its acquisition of the Securities issued or issuable under the Purchase Agreement, that if such Holder wishes to sell Registrable Shares pursuant to the Demand Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(b)(v).  Each Holder wishing to sell Registrable Shares pursuant to the Demand Registration Statement and related Prospectus agrees to deliver a written notice, substantially in form and substance of Annex A (a “Notice and Questionnaire”), to the Company.  The Company shall mail the Notice and Questionnaire to the Holders no later than the date of initial filing of the Demand Registration Statement with the Commission.  No Holder shall be entitled to be named as a selling securityholder in the Demand Registration Statement as of the initial effective date of the Demand Registration Statement, and no Holder may use the Prospectus forming a part thereof for resales of Registrable Shares at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, Holders shall have at least twenty (20) days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to the Company.  Notwithstanding the foregoing, (x) upon the request of any Holder that did not return a Notice and Questionnaire on a timely basis or did not receive a Notice and Questionnaire because it was a subsequent transferee of Registrable Shares after the Company mailed the Notice and Questionnaire, the Company shall distribute a Notice and Questionnaire to such Holders at the address set forth in the request and (y) upon receipt of a properly completed Notice and Questionnaire from such Holder, the Company shall use its best efforts to name such Holder as a selling securityholder in the Demand Registration Statement by means of a pre-effective amendment, by means of a post-effective amendment or, if permitted by the Commission, by means of a Prospectus supplement to the Demand Registration Statement; provided, however, that the Company will have no obligation to add Holders to the Demand Registration Statement as selling securityholders more frequently than once every thirty (30) calendar days.

(c)  Piggyback Registration.  If, after the date hereof and within three years following the Closing Date, the Company proposes to file a registration statement under the Securities Act providing for a public offering of the Company’s equity securities, other than the Mandatory Shelf Registration Statement or a registration statement on Form S-8 or Form S-4 or any similar form hereafter adopted by the Commission as a replacement therefor (including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the “Piggyback Registration Statement”), the Company will notify each Holder of Registrable Shares constituting at least 3% of the then outstanding Common Stock of the Company on a Fully-Diluted basis of the proposed filing if clause (i) or (ii) of the following sentence applies.  If (i) the Piggyback Registration Statement relates to an Underwritten Offering, or (ii) the Mandatory Shelf Registration

Registration Rights Agreement
8

Statement is not then effective, then each Holder in the case of clauses (i) and (ii) shall be given an opportunity to include in such Piggyback Registration Statement all or any part of such Holder’s Registrable Shares.  Each such Holder desiring to include in any such Piggyback Registration Statement all or part of such Holder’s Registrable Shares shall, within 10 days after delivery of the above-described notice by the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Shares such Holder wishes to include in such Piggyback Registration Statement and provide, as a condition to such inclusion, such information regarding itself, its Registrable Shares and the intended method of disposition of such securities as is required pursuant to Regulation S-K promulgated under the Securities Act to effect the registration of the Registrable Shares.  Any Holder’s election to include any Registrable Shares in such Piggyback Registration Statement will not affect the inclusion of such Registrable Shares in the Mandatory Shelf Registration Statement until such Registrable Shares have been sold under the Piggyback Registration Statement, at which time the Company may remove from the Mandatory Shelf Registration Statement such Registrable Shares.

(i)  Right to Terminate Piggyback Registration.  At any time, the Company may terminate or withdraw any Piggyback Registration Statement referred to in this Section 2(c) and without any obligation to any such Holder whether or not any Holder has elected to include Registrable Shares in such registration.  The Company may suspend the effectiveness and use of any Piggyback Registration Statement at any time for an unlimited amount of time whether or not any Holder has elected to include Registrable Shares in such registration.

(ii)  Underwriting.  The Company shall advise the Holders of the identity of the managing underwriters for any Underwritten Offering proposed under the Piggyback Registration Statement.  The right of any such Holder’s Registrable Shares to be included in any Piggyback Registration Statement pursuant to this Section 2(c) shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Shares in the Underwritten Offering to the extent provided herein.  All Holders proposing to distribute their Registrable Shares through such Underwritten Offering shall enter into an underwriting agreement in customary form with the managing underwriters selected for such underwriting and complete and execute any questionnaires, powers of attorney, indemnities, securities escrow agreements and other documents reasonably required under the terms of such underwriting, and furnish to the Company such information in writing as the Company may reasonably request for inclusion in the Registration Statement; provided, however, that no Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements as are customary and reasonably requested by the underwriters. Notwithstanding any other provision of this Agreement, if the managing underwriters determine in good faith that marketing factors require a limitation on the number of shares to be included, then the managing underwriters may exclude shares (including Registrable Shares) from the Piggyback Registration Statement and the Underwritten Offering, and any shares of Common Stock included in the Piggyback Registration Statement and the Underwritten Offering shall be allocated, first, to the Company, and second, to any Person exercising demand registration rights that are the basis for such registration, and third, to each of the Holders requesting inclusion of their Registrable Shares in such Piggyback Registration Statement on a pro rata basis based on the total number of such shares requested to be included; provided, that if (i) the Mandatory Shelf Registration Statement is not declared effective by the 120th day following the Closing or (ii) the Commission shall have issued a stop order relating to the Mandatory Shelf Registration Statement and such order remains in effect, then the number of Registrable Shares requested by any holder for inclusion in the Piggyback Registration shall be allocated on a pro rata basis with the person exercising demand registration rights that are the basis for such registration; provided, further, that the number of Registrable Shares to be included in the Piggyback Registration Statement shall not be reduced unless all other securities of the Company held by other holders of the Company’s capital stock with registration rights that are inferior (with respect to such reduction) to the registration rights of the Holders set forth herein, are first entirely excluded from the underwriting and registration.  If any Holder

Registration Rights Agreement
9

disapproves of the terms of any Underwritten Offering, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least 10 Business Days before the effective date of the Piggyback Registration Statement.  Any Registrable Shares excluded or withdrawn from such Underwritten Offering shall be excluded and withdrawn from the Piggyback Registration Statement.

(iii)  Hold-Back Agreement.  By electing to include Registrable Shares in the Piggyback Registration Statement, if any, the Holder shall be deemed to have agreed not to effect any sale or distribution of securities of the Company of the same or similar class or classes of the securities included in the Registration Statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, or enter into any other transaction designed to directly or indirectly transfer any of the economic consequences of ownership of Common Stock of the Company, during such periods as reasonably requested (but in no event longer than 120 days following the effective date of the Piggyback Registration Statement), provided each of the executive officers and directors of the Company that holds shares of Common Stock of the Company or securities convertible into or exchangeable or exercisable for shares of Common Stock of the Company is subject to at least the same restrictions for the entire time period required of the Holders hereunder) by the managing underwriters, if an Underwritten Offering.

(iv)  Mandatory Shelf Registration not Impacted by Piggyback Registration Statement.  The Company’s obligation to file the Mandatory Shelf Registration Statement shall not be affected by the filing or effectiveness of the Piggyback Registration Statement.

(d)  Expenses.  The Company shall pay all Registration Expenses (including those of Purchaser and Holders affiliated or associated with Purchaser) in connection with the registration of the Registrable Shares pursuant to this Agreement.  Each Holder participating in a registration pursuant to this Section 2 shall bear such Holder’s proportionate share (based on the total number of Registrable Shares sold in such registration) of all discounts and commissions payable to underwriters or brokers and all transfer taxes in connection with a registration of Registrable Shares pursuant to this Agreement and any other expense of the Holders not specifically allocated to the Company pursuant to this Agreement relating to the sale or disposition of such Holder’s Registrable Shares pursuant to any Registration Statement.

3.  RULE 144 AND RULE 144A REPORTING; REPORTS TO HOLDERS.

    (a)  With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Shares to the public without registration, the Company agrees to, so long as any Holder owns any Registrable Shares:

        (i)  make and keep adequate current public information available, as those terms are understood and defined in Rule 144(c) at all times after the effective date of the first registration statement filed by the Company for an offering of the Company’s securities to the general public;

        (ii)  use its best efforts to file (including electronically on EDGAR) with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act

         (iii)  so long as a Holder owns any Registrable Shares constituting 144A/Regulation S Shares, if the Company is not required to file reports and other documents under the Securities Act and the Exchange Act, it will make available other information as required by, and so long as necessary to permit sales of Registrable Shares pursuant to, Rule 144 or Rule 144A; and

Registration Rights Agreement
10

       (iv)  furnish to any Holder promptly upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company, and take such reasonable further actions consistent with this Section 3, as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such Registrable Shares without registration.

    (b)  So long as a Holder owns any Registrable Shares, notwithstanding that the Company may not be required to file reports under the Securities Act or the Exchange Act or otherwise report on an annual and quarterly basis on forms provided for such annual and quarterly reporting pursuant to rules and regulations promulgated by the Commission, the Company shall furnish to the Holders all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-K and 10-Q if the Company were required to file such forms, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and, with respect to the annual information only, audit reports thereon by the certified independent accountants of the Company.  Such annual reports shall be furnished within 60 days of fiscal year end and such quarterly reports shall be furnished within 15 days after the end of such quarter.

4.  REGISTRATION PROCEDURES.  In connection with the obligations of the Company with respect to any registration pursuant to this Agreement, the Company shall:

(a)  notify Purchaser, in writing, at least 10 Business Days before filing a Registration Statement, of its intention to file a Registration Statement with the Commission and, at least 5 Business Days before filing, provide a copy of the Registration Statement to Purchaser; prepare and file with the Commission, as specified in this Agreement, each Registration Statement, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith and shall be reasonably acceptable to Purchaser; notify Purchaser at least 5 Business Days before filing of any amendment or supplement to such Registration Statement and, at least 3 Business Days before filing, provide a copy of such amendment or supplement to Purchaser for review and comment; promptly following receipt from the Commission, provide to Purchaser copies of any comments made by the staff of the Commission relating to such Registration Statement and the Company’s responses thereto for review and comment; and use its reasonable best efforts to cause the Mandatory Shelf Registration Statement and the Demand Registration Statement to become effective as soon as practicable after filing and to remain effective as set forth in Section 2(a)(i) and Section 2(b)(i) respectively;

(b)  subject to Section 4(i), (i) prepare and file with the Commission such amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective for the period described in Section 2(a)(i) and Section 2(b)(i), (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act, (iii) promptly amend or supplement each such Registration Statement to include the Company’s quarterly and annual financial information and other material developments (unless the Company is eligible to incorporate such information by reference into the Registration Statement), during which time sales of the Registrable Shares under the Registration Statement will be suspended until such amendment or supplement is filed and effective, and (iv) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;

Registration Rights Agreement
11

(c)  furnish to the Holders, without charge, as many copies of each Prospectus, including each preliminary Prospectus, any Issuer Free Writing Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; the Company hereby consents to the use, in accordance with Applicable Law, of such Prospectus, including each preliminary Prospectus, and any Issuer Free Writing Prospectus by the Holders, if any, in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;

(d)  use its best efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such domestic jurisdictions as Purchaser or any Holder covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective pursuant to Section 2(a)(i) and Section 2(b)(i) and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 4(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;

(e)  use its reasonable best efforts to cause all Registrable Shares covered by such Registration Statement to be registered and approved by such other domestic governmental agencies or authorities, if any, as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Shares;

(f)  notify Purchaser and each Holder with Registrable Shares covered by a Registration Statement promptly and, if requested by Purchaser or any such Holder, confirm such advice in writing (i) when such Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for that purpose (including a pending proceeding against the Company under Section 8A of the Securities Act in connection with the offering of the Registrable Shares), (iii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus or any Issuer Free Writing Prospectus or for additional information, and (iv) of the happening of any event during the period such Registration Statement is effective as a result of which such Registration Statement or the related Prospectus or any Issuer Free Writing Prospectus or any document incorporated by reference therein contains (other than with respect to information provided to the Company in writing by the Holders for use therein) any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the Prospectus and such Issuer Free Writing Prospectus until the requisite changes have been made), and at the request of any such Holder;

(g)  during the period of time referred to in Section 2(a)(i), use its reasonable best efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as practicable;

(h)  upon request, furnish to each requesting Holder with Registrable Shares covered by a Registration Statement, without charge, at least one conformed copy of such Registration Statement and

Registration Rights Agreement
12

any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(i)  except as provided in Section 5, upon the occurrence of any event contemplated by Section 4(f)(iv), use its reasonable best efforts to promptly prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any Issuer Free Writing Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus or Issuer Free Writing Prospectus will not contain (other than with respect to information provided to the Company in writing by the Holders for use therein) any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to each requesting Holder covered by such Registration Statement a reasonable number of copies of each such supplement or post-effective amendment;

(j)  if requested by the managing underwriters or any Holders of Registrable Shares being sold in connection with an Underwritten Offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such material information as the managing underwriters or such Holders indicate relates to them or otherwise reasonably request be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(k)  in the case of an Underwritten Offering, use its reasonable best efforts to provide to the Holders and the underwriters a signed counterpart, addressed to each such Holder and the underwriters, of:  (i) an opinion of counsel for the Company, dated the date of each closing under the underwriting agreement, reasonably satisfactory to the underwriters; and (ii) a “comfort” letter, dated the effective date of such Registration Statement and the date of each closing under the underwriting agreement, signed by the independent public accountants who have certified the Company’s financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants’ letters delivered to underwriters in underwritten public offerings of securities, and such other financial matters as the underwriters may reasonably request and customarily obtained by underwriters in underwritten offerings, provided that, to be an addressee of the comfort letter, each Holder may be required to confirm that it is in the category of persons to whom a comfort letter may be delivered in accordance with applicable accounting literature;

(l)  enter into customary agreements (including in the case of an Underwritten Offering, an underwriting agreement in customary form) and take all other action in connection therewith to expedite or facilitate the distribution of the Registrable Shares included in such Registration Statement and, in the case of an Underwritten Offering, make representations and warranties to the underwriters in such form and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same to the extent customary if and when requested;

(m)  in connection with an Underwritten Offering, use its reasonable best efforts to make available for inspection by the representative of any underwriters participating in any disposition pursuant to a Registration Statement, all financial and other records and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representatives, the managing underwriters, counsel thereto or accountants in connection with a Registration Statement; provided, however, that such records, documents or information that the Company determines, in good faith, to be confidential and notifies such representatives, managing underwriters, counsel thereto or accountants are confidential shall not be used by the underwriters or the Holders as the basis for any market

Registration Rights Agreement
13

transactions in the securities of the Company) and shall not be disclosed by the representatives, managing underwriters, counsel thereto or accountants unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a material misstatement or material omission in a Registration Statement or Prospectus, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents or information have been generally made available to the public; provided further, that upon learning that the disclosure of such records, documents or information is sought in a court of competent jurisdiction, the recipient of such confidential information shall give notice to the Company and allow (and cooperate with) the Company at its expense to undertake appropriate action to prevent disclosure of the information deemed confidential.  To the extent practicable, the foregoing inspection and information gathering shall be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by and on behalf of the Holders and the other parties, which counsel the Company determines in good faith is reasonably acceptable;

(n)  use its reasonable best efforts (including seeking to cure in the Company’s listing or inclusion application any deficiencies cited by the exchange or market) to maintain the listing on The Nasdaq Stock Market;

(o)  prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent the Company’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires before the expiration of the effectiveness period of the Registration Statement as required by Section 2(a)(i), the Company shall register the Registrable Shares under the Exchange Act and shall maintain such registration through the effectiveness period required by Section 2(a)(i);

(p)  provide a CUSIP number for all Registrable Shares not later than the effective date of the Registration Statement;

(q)  (i) otherwise use its reasonable best efforts to comply in all material respects with all applicable rules and regulations of the Commission, (ii) make generally available to its stockholders, as soon as reasonably practicable, earnings statements covering at least 12 months that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and (iii) delay filing any Registration Statement or Prospectus or amendment or supplement to such Registration Statement or Prospectus to which any Holder of Registrable Shares covered by any such Registration Statement shall have reasonably objected on the grounds that such Registration Statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the Securities Act, such Holder having been furnished with a copy thereof at least 3 Business Days before the filing thereof, provided that the Company may file such Registration Statement or Prospectus or amendment or supplement following such time as the Company shall have made a good faith effort to resolve any such issue with the objecting Holder and shall have advised the Holder in writing of its reasonable belief that such filing complies in all material respects with the requirements of the Securities Act;

(r)  cause to be maintained a registrar and transfer agent for all Registrable Shares covered by any Registration Statement from and after a date not later than the effective date of such Registration Statement;

(s)  in connection with any sale or transfer of the Registrable Shares (whether or not pursuant to a Registration Statement) that will result in the securities being delivered no longer constituting Registrable Shares, cooperate with the Holders and the managing underwriters to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any transfer restrictive legends (other than as required by the Company’s charter), and to enable such

Registration Rights Agreement
14

Registrable Shares to be in such denominations and registered in such names as the managing underwriters or the Holders may request at least 3 Business Days before any sale of the Registrable Shares;

(t)  if required under the rules of the NASD, in connection with the initial filing of a Shelf Registration Statement and each amendment thereto with the Commission pursuant to Section 2(a), prepare and, within one Business Day of such filing with the Commission, to file with the NASD all forms and information required or requested by the NASD in order to obtain written confirmation from the NASD that the NASD does not object to the fairness and reasonableness of the underwriting terms and arrangements (or any deemed underwriting terms and arrangements) (each such written confirmation, a “No Objections Letter”) relating to the resale of Registrable Shares pursuant to the Shelf Registration Statement, including, without limitation, information provided to the NASD through its COBRADesk system, and shall pay all costs, fees and expenses incident to the NASD’s review of the Shelf Registration Statement and the related underwriting terms and arrangements, including, without limitation, all filing fees associated with any filings or submissions to the NASD and the legal expenses, filing fees and other disbursements of Purchaser and any other NASD member that is the holder of, or is affiliated or associated with an owner of, Registrable Shares included in the Shelf Registration Statement (including in connection with any initial or subsequent member filing);

The Company may require the Holders to furnish to the Company in writing such information regarding the proposed distribution by such Holder as the Company may from time to time reasonably request in writing or as shall be required to effect the registration of the Registrable Shares, and no Holder shall be entitled to be named as a selling stockholder in any Registration Statement and no Holder shall be entitled to use the Prospectus forming a part thereof if such Holder does not timely provide such information to the Company.  Each Holder further agrees to furnish promptly to the Company in writing all information required from time to time to make the information previously furnished by such Holder not misleading.

Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f)(ii), 4(f)(iii) or 4(f)(iv), such Holder will immediately discontinue disposition of Registrable Shares pursuant to a Registration Statement until (i) any such stop order is vacated or (ii) if an event described in Section 4(f)(iii) or 4(f)(iv) occurs, such Holder’s receipt of the copies of the supplemented or amended Prospectus.  If so directed by the Company, such Holder will deliver to the Company (at the reasonable expense of the Company) all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

Each Holder represents that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or use or refer to, any Free Writing Prospectus, and has not distributed and will not distribute any written materials in connection with the offer or sale of the Registrable Shares without the prior express written consent of the Company and, in connection with any Underwritten Offering, the underwriters.  Any such Free Writing Prospectus consented to by the Company and the underwriters, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents and agrees that it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

5.  SUSPENSION PERIOD.

(a)  Subject to the provisions of this Section 5, following the effectiveness of a Registration Statement (and the filings with any international, federal or state securities commissions), the Company may direct the Holders (in the case of a Mandatory Shelf Registration Statement) or Initiating Holders (in

Registration Rights Agreement
15

the case of a Demand Registration Statement or Piggyback Registration Statement), in accordance with Section 5(b), to suspend sales of the Registrable Shares pursuant to a Registration Statement for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than an aggregate of 90 days, including for purposes of such calculation, any days that were deferred under Section 2(b)(ii), in any consecutive 12-month period commencing on Closing, except as a result of a review of any post-effective amendment by the Commission before declaring any post-effective amendment to the Registration Statement effective, provided that the Company has used its reasonable best efforts to cause such post-effective amendment to be declared effective) if (i) a certificate is delivered by the Company and signed by a director of the Company certifying that in the good faith judgment of the Board it would be seriously detrimental to the Company to proceed with such sale because (x) a merger, consolidation, substantial acquisition or other similar corporate action is expected to occur imminently or (y) the Company intends to issue equity securities or equity-linked securities not pursuant to a registration statement; or (ii) the majority of the members of the Board of Directors of the Company shall have determined in good faith, upon the advice of counsel, that it is required by law, rule, regulation or Commission-published release or interpretation to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to incorporate information into the Registration Statement for the purpose of (1) including in the Registration Statement any prospectus required under Section 10(a)(3) of the Securities Act; (2) reflecting in the prospectus included in the Registration Statement any facts or events arising after the effective date of the Registration Statement (or of the most-recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein; or (3) including in the prospectus included in the Registration Statement any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information.  Upon the occurrence of any such suspension, the Company shall use its reasonable best efforts to cause the Registration Statement to become effective or to promptly (and in the case of a suspension under clause (ii), use reasonable best efforts to within seven (7) days) amend or supplement the Registration Statement on a post-effective basis or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Company’s best interests, as applicable, so as to permit the Holders to resume sales of the Registrable Shares as soon as possible.

(b)  In the case of an event that causes the Company to suspend the use of a Registration Statement (a “Suspension Event”), the Company shall give written notice (a “Suspension Notice”) to Purchaser and the Holders (or the Initiating Holders, as the case may be) to suspend sales of the Registrable Shares and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and the Company is using its best efforts and taking all reasonable steps to terminate suspension of the use of the Registration Statement as promptly as possible.  No Holder shall effect any sales of the Registrable Shares pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and before receipt of an End of Suspension Notice (as defined below).  If so directed by the Company, each Holder will deliver to the Company (at the expense of the Company) all copies other than permanent file copies then in such Holder’s possession of the Prospectus and any Issuer Free Writing Prospectus covering the Registrable Shares at the time of receipt of the Suspension Notice.  The Holders (or the Initiating Holders, as the case may be) may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders (or the Initiating Holders, as the case may be) and Purchaser in the manner described above promptly following the conclusion of any Suspension Event and its effect.

(c)  Notwithstanding any provision herein to the contrary, subject to any Suspension Events or as contemplated by Section 4(f)(iv), the Company shall use its reasonable best efforts to cause each Registration Statement to be maintained effective pursuant to this Agreement until the Registrable Shares are not Registrable Shares.

Registration Rights Agreement
16

6.  INDEMNIFICATION AND CONTRIBUTION.

(a)  The Company agrees to indemnify and hold harmless (i) Purchaser, each Holder and any underwriter (as determined in the Securities Act) for such Holder (including, if applicable, Purchaser), (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) any of the foregoing (a “Controlling Person”), and (iii) the respective officers, directors, partners, members, employees, representatives and agents of any such Person or any Controlling Person (any Person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an “Purchaser Indemnitee”) from and against any and all losses, claims, damages, judgments, actions, reasonable out-of-pocket expenses, and other liabilities, including, as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of outside counsel to any Purchaser Indemnitee, joint or several (the “Liabilities”), directly or indirectly related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or Issuer Free Writing Prospectus (as amended or supplemented), or any preliminary Prospectus or any other document prepared by the Company used to sell the Registrable Shares, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made), not misleading, except insofar as such Liabilities arise out of or are based upon (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Purchaser Indemnitee furnished to the Company or any underwriter in writing by such Purchaser Indemnitee expressly for use therein, or (ii) any sales by any Holder after the delivery by the Company to such Holder of a Suspension Notice and before the delivery by the Company of an End of Suspension Notice.  The Company shall notify the Holders promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation), or litigation which it shall have become aware in connection with the matters addressed by this Agreement which involves the Company or a Purchaser Indemnitee.  The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of any Purchaser Indemnitee.

(b)  In connection with any Registration Statement in which a Holder is participating, such Holder agrees, severally and not jointly, to indemnify and hold harmless Purchaser, the Company, each Person who controls the Company or Purchaser within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and the respective officers, directors, partners, members, representatives, employees and agents of such Person or Controlling Person to the same extent as the foregoing indemnity from the Company to each Purchaser Indemnitee, but only with reference to (i) untrue statements or omissions or alleged untrue statements or omissions made in reliance upon and in strict conformity with information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary Prospectus and (ii) any sales by any Holder after the delivery by the Company to such Holder of a Suspension Notice and before the delivery by the Company of an End of Suspension Notice.  The liability of any Holder pursuant to clause (i) of the immediately preceding sentence shall in no event exceed the net proceeds received by such Holder from sales of Registrable Shares giving rise to such obligations.  If a Holder elects to include Registrable Shares in an Underwritten Offering, the Holder shall be required to agree to such customary indemnification provisions as may reasonably be required by the underwriter in connection with such Underwritten Offering.

(c)  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to Section 6(a) or 6(b), such Person (the “Indemnified Party”), shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”), in writing (to the extent

Registration Rights Agreement
17

legally advisable) of the commencement thereof (but the failure to so notify an Indemnifying Party shall not relieve it from any Liability which it may have under this Section 6, except to the extent the Indemnifying Party is materially prejudiced by the failure to give notice), and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may reasonably designate in such proceeding and shall assume the defense of such proceeding and pay the fees and expenses actually incurred by such counsel related to such proceeding.  Notwithstanding the foregoing, in any such proceeding, any Indemnified Party may retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Party failed within a reasonable time after notice of commencement of the action to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party, (iii) the Indemnifying Party and its counsel do not pursue in a reasonable manner the defense of such action or (iv) the named parties to any such action (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, or any Affiliate of the Indemnifying Party, and such Indemnified Party shall have been reasonably advised by counsel that, either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party or such Affiliate of the Indemnifying Party or (y) a conflict may exist between such Indemnified Party and the Indemnifying Party or such Affiliate of the Indemnifying Party, in which event the Indemnifying Party may not assume or direct the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Parties, which firm shall be designated in writing by those Indemnified Parties who sold a majority of the Registrable Shares sold by all such Indemnified Parties and any such separate firm for the Company, the directors, the officers and such control Persons of the Company as shall be designated in writing by the Company.  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify any Indemnified Party from and against any Liability by reason of such settlement or judgment to the extent provided in this Section 6 without reference to this sentence.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all Liability on claims that are the subject matter of such proceeding.

(d)  If the indemnification provided for in Section 6(a) or 6(b) is for any reason held to be unavailable to an Indemnified Party in respect of any Liabilities referred to therein (other than by reason of the exceptions provided therein) or is insufficient to hold harmless a party indemnified thereunder, then each Indemnifying Party under such sections, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities (i) in such proportion as is appropriate to reflect the relative benefits of the Indemnified Party on the one hand and the Indemnifying Parties on the other in connection with the statements or omissions that resulted in such Liabilities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Parties and the Indemnified Party, as well as any other relevant equitable considerations.  The relative fault of the Company, on the one hand, and any Purchaser Indemnitees, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Purchaser Indemnitees and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

Registration Rights Agreement
18

(e)  The parties agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if such Indemnified Parties were treated as one entity for such purpose), or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6(d).  The amount paid or payable by an Indemnified Party as a result of any Liabilities referred to in Section 6(d) shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 6, in no event shall a Purchaser Indemnitee be required to contribute any amount in excess of the amount by which proceeds received by such Purchaser Indemnitee from sales of Registrable Shares exceeds the amount of any damages that such Purchaser Indemnitee has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  For purposes of this Section 6, each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) Purchaser or a Holder shall have the same rights to contribution as Purchaser or such Holder, as the case may be, and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) the Company, and each officer, director, partner, member, employee, representative, agent or manager of the Company shall have the same rights to contribution as the Company.  Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 6 or otherwise, except to the extent that any party is materially prejudiced by the failure to give notice.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f)  The indemnity and contribution agreements contained in this Section 6 will be in addition to any Liability which any Indemnifying Party may otherwise have to any Indemnified Party.  Each Purchaser Indemnitee’s obligations to contribute pursuant to this Section 6 are not joint but are several in the proportion that the number of Shares sold by such Purchaser Indemnitee bears to the number of Shares sold by all Purchaser Indemnities.

7.  TERMINATION OF THE COMPANY’S OBLIGATIONS

.  The Company shall have no further obligations pursuant to this Agreement at such time as no Registrable Shares are outstanding after their original issuance, provided, however, that the Company’s obligations under Sections 3, and 6 (and any related definitions) shall remain in full force and effect following such time; provided, further, that if no Registrable Shares are outstanding after their original issuance because the Company redeemed the Registrable Shares pursuant to its charter documents, the Company’s obligations hereunder shall terminate at such time.

8.  MISCELLANEOUS.

(a)  Remedies.  In the event of a breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights provided herein or, in the case of Purchaser, in the Purchase Agreement, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  Subject to Section 6, the Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)  Amendments and Waivers.  This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given,

Registration Rights Agreement
19

without the written consent of the Company and Holders beneficially owning a majority of the Registrable Shares; provided, however, that for purposes of this Agreement, Registrable Shares owned, directly or indirectly, by an entity that is an Affiliate of the Company due to the Company’s owning an interest in such entity shall not be deemed to be outstanding.  Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof with respect to a matter that relates exclusively to (i) the Mandatory Shelf Registration Statement may be given only with the consent of a majority of Registrable Shares covered thereby and (ii) the rights of a Holder whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders may be given by such Holder; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

(c)  Notices.  All notices and other communications, provided for or permitted hereunder shall be made in writing and delivered by facsimile (with receipt confirmed), overnight courier or registered or certified mail, return receipt requested, or by telegram, addressed as follows:

        (i)  if to a Holder, at the most current address given by the transfer agent and registrar of the Shares to the Company (including by email);

        (ii)  if to the Company, at the offices of the Company at 4340 East West Highway, Bethesda, Maryland 20814, Attention:  Chief Executive Officer (facsimile +1 (310) 215-7777); with a copy (which shall not constitute notice) to Hughes Hubbard & Reed LLP at One Battery Park Plaza, New York, NY 10004-1482, Attention:  Gary J. Simon (facsimile +1 (212) 422-4726); and

        (iii)  if to Purchaser, at the offices of Purchaser at 26/F, Chater House, 8 Connaught Road, Central, Hong Kong, Attention: Principal Investment Management, Middle Office  (facsimile +852 2877-0360); with a copy (which shall not constitute notice) to Milbank, Tweed, Hadley & McCloy LLP, Tower 2, China Central Place, 1505-1506, Chaoyang District, Beijing, 100025, China. Attention:  Edward Sun, Esq. (facsimile +86 (10) 5969-2707).

(d)  Successors and Assigns; Third Party Beneficiaries.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto and shall inure to the benefit of each Holder.  The Company agrees that the Holders shall be third party beneficiaries to the agreements made hereunder by Purchaser and the Company, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder; provided, however, that such Holder fulfills all of its obligations hereunder.

(e)  Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f)  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK OR THE SUPREME COURT OF THE STATE OF NEW YORK OR SITTING IN NEW YORK COUNTY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF

Registration Rights Agreement
20

THE AFORESAID COURTS.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(g)  Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(h)  Entire Agreement.  This Agreement, together with the Purchase Agreement, is intended by the parties hereto as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

(i)  Registrable Shares Held by the Company or its Affiliates.  Whenever the consent or approval of Holders of a specified percentage of Registrable Shares is required hereunder, Registrable Shares (or securities convertible into Registrable Shares) held by the Company or entities that are Affiliates of the Company due to the Company’s owning an interest in such entities shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(j)  Survival.  This Agreement is intended to survive the consummation of the transactions contemplated by the Purchase Agreement.  The indemnification and contribution obligations under Section 6 shall survive the termination of the Company’s obligations under Section 2.

(k)  Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the provisions of this Agreement.  All references made in this Agreement to “Section” refer to such Section of this Agreement, unless expressly stated otherwise.

(l)  Adjustment for Stock Splits, etc.  Wherever in this Agreement there is a reference to a specific number of shares with respect to any securities, then upon the occurrence of any subdivision, combination, or stock dividend of such shares, the specific number of shares with respect to any securities so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination, or stock dividend.

(m)  No Inconsistent Terms.  The Company represents, warrants and agrees that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company under any other agreement and (ii) the Company has not entered into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

[Remainder of this Page Intentionally Left Blank]

Registration Rights Agreement
21

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

CHINDEX INTERNATIONAL, INC.

By:
Name:
Title:

MAGENTA MAGIC LIMITED

By:
Name:
Title:

Signature Page to Registration Rights Agreement

APPENDIX A

[Company]

Questionnaire for Selling Stockholders

This questionnaire is being furnished to the stockholders of [                    ] (the “Company”) that have purchased shares of the Company’s common stock, par value $0.01 per share (“Shares”), in the Company’s private placement that closed on [                     ], or their respective transferees.   The Company will use the information obtained in response to this Questionnaire in the preparation of the Registration Statement the Company is required to file with the SEC to permit the public offer and sale of the Shares issued in the private placement (the “Registration Statement”) and filings with the National Association of Securities Dealers, Inc. (“NASD”) in connection with the Registration Statement.

Please complete and return this questionnaire to [           ], Milbank, Tweed, Hadley & McCloy LLP, Tower 2, China Central Place, 1505-1506, Chaoyang District, Beijing, China.  (telephone +86 (10) 5969-2700) by 5 p.m. Beijing Time on [_________, _____________].

Please answer all questions.  If the answer to any question is “none” or “not applicable,” please so state.

If there is any question about which you have any doubt, please set forth the relevant facts in your answer.

1.	Please set out below the name, as you wish it to appear in the “Selling Stockholder” section of the Registration Statement, and address of the holder of the Shares.

Name:

Address:

2.	Please state the total number of currently outstanding Shares that the holder beneficially owns* and the form of ownership and the date that it acquired such Shares.

* See Appendix  A below for definitions.

3.	List below the nature of any position, office or other material relationship which any affiliate* of the holder has, or has had within the past three years, with the Company or any of its affiliates*.

4.	The beneficial owner of the Shares to be registered for resale is:

☐           an individual;
☐           a corporation;
☐           a limited liability company;
☐           a partnership;
☐           other entity.

5.
If you checked a box other than the one opposite “an individual” in Question 4, please disclose (1) each natural person in your organization who exercises voting and/or investment control with respect to the securities held by the beneficial owner named in Question 1 and (2) his or her title and relation to the beneficial owner.  If the beneficial owner is an entity, such as a limited partnership or limited liability company, that is in turn managed or controlled by another entity rather than an individual(s), please proceed up the corporate chain of your organization until you reach the individual(s) that exercise voting and/or investment control over the Shares.  If you do not believe that any individual exercises investment and/or voting control over the Shares to be registered for resale, please provide the name of the entity(ies) that you believe exercises voting and/or investment control over the Shares in the space below and proceed to Question 6.

6.	If you believe that no individual exercises voting or investment control over the Shares to be registered for resale, please answer the following questions:

(a) Do one or two individuals have the ability to vote or sell the Shares?

☐ Yes – one or two individuals have the ability to vote or sell the Shares

☐ No – more than two individuals have the ability to vote or sell the Shares

(b) If you answered “Yes” above, please provide the names of those individuals, their title and relation to the beneficial owner.  Under SEC guidelines, this individual(s) exercises voting and/or investment control over the Shares.

(c) If you answered “No” to Question 6(a), (1) do three or more natural persons have voting and investment power over the securities, or control an entity which has such voting and investment power AND (2) is a majority vote of such persons required to determine how to vote and whether to sell the Shares held by the beneficial owner?

☐ Yes

☐ No

(d) If you answered “No” to (c) above, please provide the names of the natural persons, their title and relation to the beneficial owner.  Under SEC guidelines, these individuals exercise voting and/or investment control over the Shares.

7.
If the holder expressly wishes to disclaim beneficial ownership* of any Shares listed under Question 2 for any reason in the Registration Statement, indicate below the Shares and circumstances for disclaiming such beneficial ownership*.

8.
With respect to the Shares to be included in the Registration Statement, please list any party that has or may have secured a lien, security interest or any other claim relating to such Shares and please give a full description of such claims.

9.
If the holder presently contemplates a sale (other than pursuant to the Registration Statement) or purchase, is presently committed to sell or purchase, any of the Shares, or plans to sell the Shares, once the Registration Statement is effective, other than pursuant to the Plan of Distribution attached on Appendix B, please state the number of Shares and provide a description of the contemplated transaction.

10.	State whether the holder is :

(a)	a member* of the NASD?

   Yes       ☐              No        ☐

(b)	a person associated with a member* of the NASD?

   Yes       ☐              No        ☐

(c)	an affiliate* of a member* of the NASD?

   Yes       ☐              No        ☐

(d)	associated* or affiliated* through equity ownership or otherwise with a member* of the NASD or owns stock or any other securities of any NASD member* not purchased in the open market?

   Yes       ☐              No        ☐

(e)	an immediate family member* of any member* or person associated with a member*?

   Yes       ☐              No        ☐

(f)	an entity or person that has made any outstanding subordinated loans to any member*?

   Yes       ☐              No        ☐

If you answered “Yes” to any part of this Question 10, provide the following information:

(a)	the name of the member(s)*:

(b)	the nature of the affiliation* or association* or family relationship:

(c)	whether the member* is participating* in any capacity in the offering of the Shares:

(d)	the Member* whose securities the holder owns and a description of the securities:

(e)	the Member* the holder has loaned money to and a brief description of the loan:

(f)
all financing, investment and/or advisory services provided in the past 180 days, to be provided up to the time the Company files the Registration Statement, or to be provided during the 90 days following effectiveness of the Registration Statement by any participating member*, and compensation attributable to such services (we may require copies of any related agreements):

11.           State whether the holder is affiliated with a registered broker or dealer.

Affiliated      ☐           Not affiliated      ☐

12.
If the holder is affiliated with a registered broker or dealer, did the holder purchase the Shares in the ordinary course of business and at the time of purchase of the Shares had no agreements or understandings, directly or indirectly, to distribute the Shares?

   Yes       ☐              No        ☐

The undersigned selling stockholder of the Company hereby furnishes the foregoing information for use by the Company in connection with the preparation of the Registration Statement.

The undersigned will notify [                ] at the address above in writing immediately of any changes in the foregoing answers that should be made as a result of any developments occurring prior to the time that all the Shares are sold pursuant to the Registration Statement referred to above.  Otherwise, the Company is to understand that the above information continues to be, to the best of the undersigned’s knowledge, information and belief, complete and correct.

The undersigned, by executing and returning this Questionnaire, confirms its existing understanding that it will be bound by the terms and conditions of the Registration Rights Agreement entered into on [Date], between the Company and [Placement Agent].

Dated: _____________, 2007

_________________________________________
Name of Holder (please print)

_________________________________________

(Signature of Holder or By Authorized Person executing for Holder)

Printed Name: _____________________________

Its:           _________________________________

(Printed Name of Authorized Person and Title for persons executing for entities)

Email address: _____________________________

Fax Number: _______________________________

APPENDIX A

Certain Terms Used in Questionnaire

Affiliate.  For NASD purposes (Question 10 above), the term “affiliate” or “affiliated” means a company which controls, is controlled by or is under common control with a member.  A company will be presumed to control a member if the company beneficially owns 10% or more of the outstanding voting securities of a member which is a corporation, or beneficially owns a partnership interest in 10% or more of the distributable profits or losses of a member which is a partnership.  A member will be presumed to control a company if the member and persons associated with the member beneficially own 10% or more of the outstanding voting securities of a company which is a corporation, or beneficially own a partnership interest in 10% or more of the distributable profits or losses of a company which is a partnership.  A company will be presumed to be under common control with a member if

o
the same natural person or company controls both the member and company by beneficially owning 10% or more of the outstanding voting securities of a member or company which is a corporation, or by beneficially owning a partnership interest in 10% or more of the distributable profits or losses of a member or company which is a partnership or

o
a person having the power to direct or cause the direction of the management or policies of the member or the company also has the power to direct or cause the direction of the management or policies of the other entity in question.

For other purposes of this Questionnaire, an “affiliate” of a company is a person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such company.

Associated.  The term “associated” means

o
any corporation or organization (other than the Company or any of its subsidiaries) of which the holder is an officer, director or partner or of which the holder is, directly or indirectly, the beneficial owner of 5% or more of any class of equity securities,

o	any trustee or other estate in which the holder has a substantial beneficial interest or as to which you serve as trustee or in a similar capacity,

o	the holder’s spouse,

o	any relative of the holder’s spouse or any relative of the holder who has the same home as the holder or who is a director or officer or key executive of the Company or any of its subsidiaries, and

o	any partner, syndicate member of a person with whom the holder has agreed to act in concert with respect to the acquisition, holding, voting or disposition of the Company’s securities.

Investor Rights Agreement

Beneficial Ownership A person “beneficially owns” a security if he, directly or indirectly, has or shares voting power or investment power of such security, whether through a contract, arrangement, understanding, relationship or otherwise.  A person is also the beneficial owner of a security if he has the right to acquire beneficial ownership at any time within 60 days (i) through the exercise of any option, warrant or right, (ii) through the conversion of a security, (iii) pursuant to the power to revoke a trust, discretionary account or similar arrangement, or (iv) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

Immediate family.  The term “immediate family” includes the parents, mother-in-law, father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children of an employee or associated person of a member, except any person other than the spouse and children who does not live in the same household as, have a business relationship with, provide material support to, or receive material support from, the employee or associated person of a member.  In addition, the immediate family includes any other person who either lives in the same household as, provides material support to, or receives material support from, an employee or associated person of a member.

Member.  The term “member” means any individual, partnership, corporation, or other legal entity admitted to membership in the NASD under the provisions of Article I of the By-laws of the NASD.

Participating member.  The term “participating member” means any member that is participating in a public offering, any associated person of the member, any members of their immediate family and any affiliate of the member.

Participation or participating in a public offering.  The terms “participation or participating in a public offering” means participation in the preparation of the offering or other documents, participation in the distribution of the offering on an underwritten, non-underwritten, or any other basis, furnishing of customer and/or broker lists for solicitation, or participation in any advisory or consulting capacity to the issuer related to the offering,.

Person associated with a member.  The term “person associated with a member” means every sole proprietor, partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, an employee), whether or not such person is registered or exempt from registration with the NASD pursuant to its By-laws.

Investor Rights Agreement

APPENDIX B

PLAN OF DISTRIBUTION

Investor Rights Agreement

EXECUTION COPY

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON THE SAFE HARBOR PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.

CHINDEX INTERNATIONAL, INC.

TRANCHE B CONVERTIBLE NOTE DUE 2017

November 7, 2007

No. 001
US$1,000,000
Out of an aggregate US$25,000,000 of Tranche B Notes

CHINDEX INTERNATIONAL, INC., a Delaware corporation (the “Company”), for value received, promises to pay, subject to the terms and conditions of this Note, to the order of MAGENTA MAGIC LIMITED, a company organized and existing under the laws of the British Virgin Islands and wholly owned, directly or indirectly, by JPMorgan Chase & Co or its registered assigns (the “Holder”), the principal sum of TWENTY-FIVE MILLION DOLLARS (US$25,000,000) due on November 6, 2017 (the “Maturity Date”) in cash.  This Note is one of a series of Tranche B Convertible Notes due November 6, 2017 (the “Tranche B Notes”) issued pursuant to the Securities Purchase Agreement, dated as of November 7, 2007 (the “Purchase Agreement”) between the Company and the Holder as the Purchaser therein and is entitled to the benefits thereof.   This Note is subject to the terms and conditions of the Purchase Agreement and in the case of a perceived conflict or inconsistency between this Note and the Purchase Agreement, the Purchase Agreement shall govern.  Capitalized terms used herein without definition have the meanings assigned thereto in the Purchase Agreement.

1.  PAYMENTS.

1.1  Subject to the right of the Holder to convert the principal amount of this Note into shares of Class A Common Stock of the Company, the principal amount of this Note shall be payable in full on the Maturity Date.

1.2  Payment of the principal of this Note shall be made to Holder at a place to be specified by the Holder of this Note in a written notice to the Company at least three (3) Business Days before the payment date.

1.3  Such payment of principal of this Note shall be made in lawful money of the United States of America by transferring immediately available funds by wire transfer to the account of such Holder for receipt by such Holder on the due date of such payment.

1.4  If payment on this Note becomes due and payable on a Saturday, Sunday or other day on which commercial banks in New York City or Hong Kong are authorized or required by law to close, the maturity thereof shall be extended to the next succeeding Business Day.

1.5  In no event shall interest of any kind be paid or payable with respect to this Note.

2.  CONVERSION.

2.1  Conversion Right.  Subject to and upon compliance with the provisions of this Section 2, at the option of the Holder thereof and subject to the satisfaction or waiver of all conditions set forth in Section 2.2, any Note or any portion of the principal amount thereof that is $1,000,000 or an integral multiple of $1,000,000 may be converted at a price (the “Conversion Price”) that shall be initially $27.84 per share of Common Stock.  The Conversion Price shall be adjusted in certain instances as set forth in Section 2.4.

2.2  Conditions to Conversion.  This Note may be converted at any time at the option of the Holder, but shall be automatically and mandatorily converted, in the manner described in Section 2.1 above, if the following conditions shall have been satisfied or waived in the sole discretion of the Holder:

(a)  (i) The International Finance Corporation (“IFC”) and/or other financial or lending institutions shall have committed to one or more Facilities (as defined below), as evidenced by one or more executed and legally binding agreements, making available to the Company and/or any Subsidiary financing in an aggregate principal amount of no less than US$50,000,000, and (ii) all conditions precedent for the initial  disbursement specified in such Facilities (other than those conditions relating to or dependent upon (x) the commencement of construction, progress or completion of the projects to be financed by such Facilities or any interest therein, and (y) the respective joint venture agreements or project documents between the Company and its prospective joint venture partners for such new projects, to the extent applicable and (z) equity investment to the extent such condition would be satisfied by the conversion described in Section 2.1) shall have been satisfied in all material respects or waived by IFC and/or such other financial institutions extending such Facilities.

Tranche B Note
2

(b)  At the time the condition described in the preceding paragraph (a) is satisfied or waived, there has been no breach, in any material respect, of any express covenant or agreement owed by the Company under the Purchase Agreement or other Transaction Documents.

Notwithstanding the foregoing paragraphs, this Note is automatically and mandatorily to be converted, in the manner described in Section 2.1 above if either: (i) twelve months have elapsed since the commencement of operations of either of the New JV Hospitals or (ii) such New JV Hospital has achieved a break-even EBITDA for any 12-month ending on a date that is the last day of a fiscal quarter, and condition (b) above has been satisfied.

In each case, the Company shall provide in reasonable detail to the Holder evidence that the conditions of this Section 2.2 have been satisfied for the Holder’s review.

For purpose of this Section 2.2, the term “Facilities” shall mean one or more facilities (i) with respect to Debt incurred by the Company and/or any of its Subsidiaries, having a minimum final maturity of no shorter than 9.25 years from the date of first drawdown and a minimum moratorium on principal repayment of three (3) years commencing from the date of the first drawdown, permitting principal repayment in equal amounts (or stepped up amounts in a manner favorable to the borrower) no more frequently than twice in each consecutive 12-month period, having no sinking fund obligations and containing covenants, standard and customary for Debt of similar nature; and/or (ii) with respect to equity securities issued by the Company, issued at an effective price per share (x) equal to or exceeding the Conversion Price and established within one month following the Closing of the transactions contemplated by the Purchase Agreement, or (y) is higher than the Conversion Price if after one month following the Closing.

2.3  Exercise of Conversion Right.  In order to exercise the conversion privilege with respect to any Note, the Holder of any Note to be converted shall surrender such Note, duly endorsed or assigned to the Company or in blank, at the principal office maintained by the Company, accompanied by (a) written notice to the Company stating that the Holder irrevocably elects to convert such Note or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted in accordance with Section 2.1, (b) the funds, if any, required by this Section, in immediately available form, and (c) if Common Stock or any portion of such Note not to be converted are to be issued in the name of a Person other than the Holder thereof, in accordance with the terms hereof, the name of the Person in which to issue such Common Stock or portion of the Note.

As promptly as practicable after receipt of such conversion notice, the Company shall issue and shall deliver to such Holder a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Note or portion thereof in accordance with the provisions of this Section and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 2.4.  In case any Note of a denomination greater than $1,000,000 shall be surrendered for partial conversion, the Company shall execute and deliver to the Holder of the Note so surrendered, without charge, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note and otherwise in accordance with the terms hereof.

Tranche B Note
3

Each conversion shall be deemed to have been effected as to any such Note (or portion thereof) on the date on which the requirements set forth above in this Section 2.3 have been satisfied as to such Note (or portion thereof), and the Person in whose name any certificate or certificates for shares of Common Stock issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided however that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Note shall be surrendered.

2.4  Fractions of Shares.  No fractional shares of Common Stock shall be issued upon conversion of Notes.  If more than one Note shall be surrendered for conversion at one time by the same Holder, the number of full shares that shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof) so surrendered.  Instead of any fractional share of Common Stock that would otherwise be issuable upon conversion of any Note (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Closing Price per share of the Common Stock at the close of business on the Trading Day immediately preceding such day.

“Trading Day” shall mean each day on which the primary securities exchange or quotation system that is used to determine the Closing Price is open for trading or quotation.
“Closing Price” of a single share of Common Stock on any Trading Day shall mean the closing sale price per share for the Common Stock (or if no closing sale price is reported, the average of the bid and ask prices) on such Trading Day as reported by the National Association of Securities Dealers Automated Quotation System.

2.5  Adjustment of Conversion Price.

(a)  In case the Company shall pay or make a dividend or other distribution on its Common Stock exclusively in Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be adjusted by multiplying such Conversion Price by a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination, and (ii) the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution.  Such reduction becomes effective immediately after the opening of business on the day following the date fixed for such determination.  If any dividend or distribution of the type described in this Section 2.5(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

Tranche B Note
4

(b)  In case the Company shall pay or make a dividend or other distribution on its Common Stock consisting exclusively of, or shall otherwise issue to all holders of its Common Stock, rights, warrants or options entitling the holders thereof (for a period of not more than 60 days after such issuance) to subscribe for or purchase shares of Common Stock (or securities convertible into or exchangeable or exercisable for Common Stock) at a price per share less than the current market price per share (or having a conversion, exchange or exercise price per share) (in each case determined as provided in Section 2.5(d)) of the Common Stock on the date immediately preceding the date of announcement of such issuance, the Conversion Price in effect at the opening of business on the day following the date of such announcement shall be adjusted by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date of announcement plus the number of shares of Common Stock so offered for subscription or purchase and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date of such announcement plus the number of shares of Common Stock which the aggregate price of the total number of shares so offered would purchase at the current market price per share (determined as provided in Section 2.5(d)), such increase to become effective immediately after the opening of business on the day following the date fixed for such determination.

To the extent that shares of Common Stock (or securities convertible into or exchangeable or exercisable for shares of Common Stock) are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable or exercisable for shares of Common Stock) actually effected.  In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if the date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed.

(c)  In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased.  In each such case, the Conversion Price shall be adjusted by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such subdivision or combination and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such subdivision or combination.  Such reduction or increase, as the case may be, shall become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

Tranche B Note
5

(d)  For the purpose of any computation under Section 2.5, the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to the date in question.

(e)  No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price; provided, however, that any adjustments, which by reason of this Section 2.5(e) are not required to be made, shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 2.5 shall be made by the Company and shall be made to the nearest cent or the nearest one-hundredth of a share, as the case may be.

2.6  Notice of Adjustments of Conversion Price.  Whenever the Conversion Price is adjusted as herein provided, the Company shall compute the adjusted Conversion Price in accordance with Section 2.5 and shall prepare a certificate signed by the Chief Financial Officer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of Notes; and the Company shall forthwith cause a notice setting forth the adjusted Conversion Price (“Conversion Adjustment Notice”) to be mailed, first class postage prepaid, to each Holder at its address appearing on the register.  The Holder is entitled to dispute the Conversion Price adjustment as reflected in the Conversion Adjustment Notice within fifteen (15) days upon receipt of the Conversion Adjustment Notice.  If such dispute cannot be resolved within thirty (30) days from the date when the Company receives any Holder’s notice that it disagrees with such adjustment, one of the “Big-Four” accounting firms shall be appointed by mutual agreement of the Company and such Holder to determine the proper adjustment of the Conversion Price.

2.7  Notice of Certain Corporate Action.  In case:

(a)  the Company shall declare a dividend (or any other distribution) on its Common Stock;

(b)  the Company shall authorize the granting to all holders of its Common Stock of rights, warrants or options to subscribe for or purchase any shares of capital stock of any class or of any other rights (excluding rights distributed pursuant to the Rights Agreement dated June 4, 2007, as amended on November 4, 2007);

(c)  of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company;

(d)  of the voluntary or involuntary dissolution, liquidation or winding, up of the Company; or

(e)  the Company or any Subsidiary of the Company shall commence a tender or exchange offer for all or a portion of the Company’s outstanding shares of Common Stock (or shall amend any such tender or exchange offer).

Tranche B Note
6

then the Company shall cause to be mailed to all Holders at their last addresses as shall have been provided in writing to the Company for inclusion in a register of Holders, at least 10 days prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, warrants or options, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, warrants or options are to be determined, or (y) the date on which such consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such consolidation, merger, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto).

2.8  Taxes on Conversions.  The Company will pay any and all document and stamp taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Notes pursuant hereto.  The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Notes converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

2.9  Cancellation of Converted Notes.  All Notes delivered for conversion shall be delivered to the Company to be cancelled upon such conversion.

2.10  Provisions in Case of Reclassification, Consolidation, Merger or Sale of Assets.  In the event that the Company shall be a party to any transaction (including (i) any recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (ii) any consolidation of the Company with, or merger of the Company into, any other Person, or any merger of another Person into the Company (other than a merger that does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), (iii) any sale or transfer of all or substantially all of the assets of the Company or (iv) any compulsory share exchange) pursuant to which the Common Stock is converted into the right to receive other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of each outstanding Tranche B Notes shall have the right thereafter to convert such Note only into (subject to funds being legally available for such purpose under applicable law at the time of such conversion) the kind and amount of securities, cash and other property receivable upon such transaction by a holder of the number of shares of Common Stock into which such Note might have been converted immediately prior to such transaction.

2.11  Company’s Determination. All calculations, adjustments and conversions under this Section 2 shall be made by the Company and forwarded to the Holder for its review.

Tranche B Note
7

3.  CANCELLATION OF NOTE.

Upon payment in full of all outstanding obligations under this Note, whether by receipt by the Holder of the appropriate Conversion Shares upon conversion of the Tranche B Notes into shares of Common Stock of the Company pursuant to Section 2 or cash payment in full, the Company’s obligations in respect of payment of this Note shall terminate and the Holder shall surrender this Note to the Company.

4.  EVENTS OF DEFAULT.

In the event that (an “Event of Default”):

(a)  the Company defaults for more than ten (10) Business Days in making the payment of principal to be made on this Note; or

(b)  the Company or any of the Subsidiaries:

(i)  commences any case, proceeding or other action (x) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, composition or other relief with respect to it or its debts or (y) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or shall make a general assignment for the benefit of its creditor; or

(ii)  is the debtor named in any other case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of ninety (90) days; or (C) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the facts set forth in this clause (ii); or (D) shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

(c)  the Company or the Subsidiary defaults with respect to any existing or future Debt evidencing an aggregate value of the greater of (i) US$1,000,000 or (ii) 10% of the total Debt of the Company at the time of such default and such default continues unremedied for a period of more than forty-five (45) calendar days;

(d)  any payment in excess of US$250,000, of principal or of interest on any Debt, is accelerated under terms of any debt instrument or agreement, including without limitation by operation of any cross-default provision contained therein; or

(e)  failure to deliver the Conversion Shares in accordance with the Transaction Documents.

In the case of any Event of Default hereunder, the entire unpaid balance of this Note shall ipso facto become immediately due and payable upon notice or demand.  The Holder

Tranche B Note
8

may waive any Event of Default on such conditions as it shall determine to impose and may rescind any acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration.

5.  PAYMENT.

The Company hereby waives presentment for payment, notice of nonpayment, protest, notice of protest and all other notices, filing of suit and diligence in collecting the amounts due under this Note and agrees that the Holder shall not be required first to initiate any suit or exhaust its remedies against any other person or parties in order to enforce payment of this Note.

6.  MISCELLANEOUS.

6.1  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and of a letter of indemnity satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incident thereto, and upon surrender or cancellation of the Note, if mutilated, the Company will make and deliver a new Note of like tenor in lieu of such lost, stolen, destroyed or mutilated Note.

6.2  This Note and the rights and obligations of the Company and any Holder hereunder shall be construed in accordance with and be governed by the laws of the State of New York other than such laws as would result in the application of the laws of a jurisdiction other than the State of New York.

6.3  The Holder may freely transfer this Note to any third party, subject to the provisions of the Purchase Agreement and the terms and conditions hereof.  Except as otherwise provided herein, the terms and conditions of this Note shall be binding upon, and inure to the benefit of, the respective representatives, successors and assigns of the parties hereto.

6.4  Upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the Holder hereof or such Holder’s attorney duly authorized in writing, a new Note of like tenor will be issued to, and registered in the name of, the transferee.  Prior to the presentment for registration of transfer, the Company and any paying agent or registrar for the Tranche B Notes may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company and any paying agent or registrar for the Tranche B Notes will not be affected by any notice to the contrary.

6.5  Time is of the essence of this Note.  If any provisions of this Note or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Note and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

Tranche B Note
9

[Signature page follows]

Tranche B Note
10

IN WITNESS WHEREOF, the Company and the Holder have executed this Note as of the day and year first above written.

CHINDEX INTERNATIONAL, INC.

By:
Name:	Roberta Lipson
Title:	Chief Executive Office and President

MAGENTA MAGIC LIMITED

By:
	Name:	Sanjai Vohra
	Title:	Authorized Signatory

Signature Page to Tranche B Note

EXECUTION COPY

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON THE SAFE HARBOR PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.

CHINDEX INTERNATIONAL, INC.

TRANCHE C CONVERTIBLE NOTE DUE 2017

November 7, 2007

No. 001
US$1,000,000
Out of an aggregate US$15,000,000 of Tranche C Notes

CHINDEX INTERNATIONAL, INC., a Delaware corporation (the “Company”), for value received, promises to pay, subject to the terms and conditions of this Note, to the order of MAGENTA MAGIC LIMITED, a company organized and existing under the laws of the British Virgin Islands and wholly owned, directly or indirectly, by JPMorgan Chase & Co or its registered assigns (the “Holder”), the principal sum of FIFTEEN MILLION DOLLARS (US$15,000,000) due on November 6, 2017 (the “Maturity Date”) in cash.  This Note is one of a series of Tranche C Convertible Notes due November 6, 2017 (the “Tranche C Notes”) issued pursuant to the Securities Purchase Agreement, dated as of November 7, 2007 (the “Purchase Agreement”) between the Company and the Holder as the Purchaser therein and is entitled to the benefits thereof.   This Note is subject to the terms and conditions of the Purchase Agreement and in the case of a perceived conflict or inconsistency between this Note and the Purchase Agreement, the Purchase Agreement shall govern.  Capitalized terms used herein without definition have the meanings assigned thereto in the Purchase Agreement.

1.  PAYMENTS.

1.1  Subject to the right of the Holder to convert the principal amount of this Note into shares of Class A Common Stock of the Company, the principal amount of this Note shall be payable in full on the Maturity Date.

1.2  Payment of the principal of this Note shall be made to Holder at a place to be specified by the Holder of this Note in a written notice to the Company at least three (3) Business Days before the payment date.

1.3  Such payment of principal of this Note shall be made in lawful money of the United States of America by transferring immediately available funds by wire transfer to the account of such Holder for receipt by such Holder on the due date of such payment.

1.4  If payment on this Note becomes due and payable on a Saturday, Sunday or other day on which commercial banks in New York City or Hong Kong are authorized or required by law to close, the maturity thereof shall be extended to the next succeeding Business Day.

1.5  In no event shall interest of any kind be paid or payable with respect to this Note.

2.  CONVERSION.

2.1  Conversion Right.  Subject to and upon compliance with the provisions of this Section 2, at the option of the Holder thereof and subject to the satisfaction or waiver of all conditions set forth in Section 2.2, any Note or any portion of the principal amount thereof that is $1,000,000 or an integral multiple of $1,000,000 may be converted at a price (the “Conversion Price”) that shall be initially $27.84 per share of Common Stock.  The Conversion Price shall be adjusted in certain instances as set forth in Section 2.4.

2.2  Conditions to Conversion.  This Note may be converted at any time at the option of the Holder, but shall be automatically and mandatorily converted, in the manner described in Section 2.1 above, if the following conditions shall have been satisfied or waived in the sole discretion of the Holder:

(a)  Both New JV Hospitals have been completed, received all approvals, consents, permits, and/or licenses required from any Governmental Authority for the commencement of operations, and are ready in all material respects for commencement of operations and have so commenced operation.

(b)  At the time the condition described in the preceding paragraph (a) is satisfied or waived, there has been no breach of any representation, covenant or undertaking owed by the Company under the Purchase Agreement or the Transaction Documents.

Notwithstanding the foregoing paragraphs, this Note is automatically and mandatorily to be converted, in the manner described in Section 2.1 above if either: (i) twelve months have elapsed since the commencement of operations of either of the New JV

Tranche C Note
2

Hospitals or (ii) such New JV Hospital has achieved a break-even EBITDA for any 12-month ending on a date that is the last day of a fiscal quarter, and condition (b) above has been satisfied.

In each case, the Company shall provide in reasonable detail to the Holder evidence that the conditions of this Section 2.2 have been satisfied for the Holder’s review.

2.3  Exercise of Conversion Right.  In order to exercise the conversion privilege with respect to any Note, the Holder of any Note to be converted shall surrender such Note, duly endorsed or assigned to the Company or in blank, at the principal office maintained by the Company, accompanied by (a) written notice to the Company stating that the Holder irrevocably elects to convert such Note or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted in accordance with Section 2.1, (b) the funds, if any, required by this Section, in immediately available form, and (c) if Common Stock or any portion of such Note not to be converted are to be issued in the name of a Person other than the Holder thereof, in accordance with the terms hereof, the name of the Person in which to issue such Common Stock or portion of the Note.

As promptly as practicable after receipt of such conversion notice, the Company shall issue and shall deliver to such Holder a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Note or portion thereof in accordance with the provisions of this Section and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 2.4.  In case any Note of a denomination greater than $1,000,000 shall be surrendered for partial conversion, the Company shall execute and deliver to the Holder of the Note so surrendered, without charge, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note and otherwise in accordance with the terms hereof.

Each conversion shall be deemed to have been effected as to any such Note (or portion thereof) on the date on which the requirements set forth above in this Section 2.3 have been satisfied as to such Note (or portion thereof), and the Person in whose name any certificate or certificates for shares of Common Stock issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided however that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Note shall be surrendered.

Tranche C Note
3

2.4  Fractions of Shares.  No fractional shares of Common Stock shall be issued upon conversion of Notes.  If more than one Note shall be surrendered for conversion at one time by the same Holder, the number of full shares that shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof) so surrendered.  Instead of any fractional share of Common Stock that would otherwise be issuable upon conversion of any Note (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Closing Price per share of the Common Stock at the close of business on the Trading Day immediately preceding such day.

“Trading Day” shall mean each day on which the primary securities exchange or quotation system that is used to determine the Closing Price is open for trading or quotation.
“Closing Price” of a single share of Common Stock on any Trading Day shall mean the closing sale price per share for the Common Stock (or if no closing sale price is reported, the average of the bid and ask prices) on such Trading Day as reported by the National Association of Securities Dealers Automated Quotation System.

2.5  Adjustment of Conversion Price.

(a)  In case the Company shall pay or make a dividend or other distribution on its Common Stock exclusively in Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be adjusted by multiplying such Conversion Price by a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination, and (ii) the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution.  Such reduction becomes effective immediately after the opening of business on the day following the date fixed for such determination.  If any dividend or distribution of the type described in this Section 2.5(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

(b)  In case the Company shall pay or make a dividend or other distribution on its Common Stock consisting exclusively of, or shall otherwise issue to all holders of its Common Stock, rights, warrants or options entitling the holders thereof (for a period of not more than 60 days after such issuance) to subscribe for or purchase shares of Common Stock (or securities convertible into or exchangeable or exercisable for Common Stock) at a price per share less than the current market price per share (or having a conversion, exchange or exercise price per share) (in each case determined as provided in Section 2.5(d)) of the Common Stock on the date immediately preceding the date of announcement of such issuance, the Conversion Price in effect at the opening of business on the day following the date of such announcement shall be adjusted by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date of announcement plus the number of shares of Common Stock so offered for subscription or purchase and the denominator shall be the number of shares of Common Stock outstanding at the close of

Tranche C Note
4

business on the date of such announcement plus the number of shares of Common Stock which the aggregate price of the total number of shares so offered would purchase at the current market price per share (determined as provided in Section 2.5(d)), such increase to become effective immediately after the opening of business on the day following the date fixed for such determination.

To the extent that shares of Common Stock (or securities convertible into or exchangeable or exercisable for shares of Common Stock) are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable or exercisable for shares of Common Stock) actually effected.  In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if the date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed.

(c)  In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased.  In each such case, the Conversion Price shall be adjusted by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such subdivision or combination and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such subdivision or combination.  Such reduction or increase, as the case may be, shall become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

(d)  For the purpose of any computation under Section 2.5, the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to the date in question.

(e)  No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price; provided, however, that any adjustments, which by reason of this Section 2.5(e) are not required to be made, shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 2.5 shall be made by the Company and shall be made to the nearest cent or the nearest one-hundredth of a share, as the case may be.

2.6  Notice of Adjustments of Conversion Price.  Whenever the Conversion Price is adjusted as herein provided, the Company shall compute the adjusted Conversion Price in

Tranche C Note
5

accordance with Section 2.5 and shall prepare a certificate signed by the Chief Financial Officer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of Notes; and the Company shall forthwith cause a notice setting forth the adjusted Conversion Price (“Conversion Adjustment Notice”) to be mailed, first class postage prepaid, to each Holder at its address appearing on the register.  The Holder is entitled to dispute the Conversion Price adjustment as reflected in the Conversion Adjustment Notice within fifteen (15) days upon receipt of the Conversion Adjustment Notice.  If such dispute cannot be resolved within thirty (30) days from the date when the Company receives any Holder’s notice that it disagrees with such adjustment, one of the “Big-Four” accounting firms shall be appointed by mutual agreement of the Company and such Holder to determine the proper adjustment of the Conversion Price.

2.7  Notice of Certain Corporate Action.  In case:

(a)  the Company shall declare a dividend (or any other distribution) on its Common Stock;

(b)  the Company shall authorize the granting to all holders of its Common Stock of rights, warrants or options to subscribe for or purchase any shares of capital stock of any class or of any other rights (excluding rights distributed pursuant to the Rights Agreement dated June 4, 2007, as amended on November 4, 2007);

(c)  of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company;

(d)  of the voluntary or involuntary dissolution, liquidation or winding, up of the Company; or

(e)  the Company or any Subsidiary of the Company shall commence a tender or exchange offer for all or a portion of the Company’s outstanding shares of Common Stock (or shall amend any such tender or exchange offer).

then the Company shall cause to be mailed to all Holders at their last addresses as shall have been provided in writing to the Company for inclusion in a register of Holders, at least 10 days prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, warrants or options, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, warrants or options are to be determined, or (y) the date on which such consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such consolidation, merger, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered

Tranche C Note
6

and the other material terms thereof (or the material terms of any amendment thereto).

2.8  Taxes on Conversions.  The Company will pay any and all document and stamp taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Notes pursuant hereto.  The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Notes converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

2.9  Cancellation of Converted Notes.  All Notes delivered for conversion shall be delivered to the Company to be cancelled upon such conversion.

2.10  Provisions in Case of Reclassification, Consolidation, Merger or Sale of Assets.  In the event that the Company shall be a party to any transaction (including (i) any recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (ii) any consolidation of the Company with, or merger of the Company into, any other Person, or any merger of another Person into the Company (other than a merger that does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), (iii) any sale or transfer of all or substantially all of the assets of the Company or (iv) any compulsory share exchange) pursuant to which the Common Stock is converted into the right to receive other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of each outstanding Tranche C Notes shall have the right thereafter to convert such Note only into (subject to funds being legally available for such purpose under applicable law at the time of such conversion) the kind and amount of securities, cash and other property receivable upon such transaction by a holder of the number of shares of Common Stock into which such Note might have been converted immediately prior to such transaction.

2.11  Company’s Determination. All calculations, adjustments and conversions under this Section 2 shall be made by the Company and forwarded to the Holder for its review.

3.  CANCELLATION OF NOTE.

Upon payment in full of all outstanding obligations under this Note, whether by receipt by the Holder of the appropriate Conversion Shares upon conversion of the Tranche C Notes into shares of Common Stock of the Company pursuant to Section 2 or cash payment in full, the Company’s obligations in respect of payment of this Note shall terminate and the Holder shall surrender this Note to the Company.

4.  EVENTS OF DEFAULT.

In the event that (an “Event of Default”):

Tranche C Note
7

(a)  the Company defaults for more than ten (10) Business Days in making the payment of principal to be made on this Note; or

(b)  the Company or any of the Subsidiaries:

(i)  commences any case, proceeding or other action (x) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, composition or other relief with respect to it or its debts or (y) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or shall make a general assignment for the benefit of its creditor; or

(ii)  is the debtor named in any other case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of ninety (90) days; or (C) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the facts set forth in this clause (ii); or (D) shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

(c)  the Company or the Subsidiary defaults with respect to any existing and future Debt evidencing an aggregate value of the greater of (i) US$1,000,000 or (ii) 10% of the total Debt of the Company at the time of such default and such default continues unremedied for a period of more than forty-five (45) calendar days; or

(d)  any payment in excess of US$250,000, of principal or of interest on any Debt, is accelerated under terms of any debt instrument or agreement, including without limitation by operation of any cross-default provision contained therein.

(e)  failure to deliver the Conversion Shares in accordance with the Transaction Documents.

In the case of any Event of Default hereunder, the entire unpaid balance of this Note shall ipso facto become immediately due and payable upon notice or demand.  The Holder may waive any Event of Default on such conditions as it shall determine to impose and may rescind any acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration.

5.  PAYMENT.

The Company hereby waives presentment for payment, notice of nonpayment, protest, notice of protest and all other notices, filing of suit and diligence in collecting the amounts due under this Note and agrees that the Holder shall not be required first to initiate any suit or exhaust its remedies against any other person or parties in order to enforce payment of this Note.

Tranche C Note
8

6.  MISCELLANEOUS.

6.1  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and of a letter of indemnity satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incident thereto, and upon surrender or cancellation of the Note, if mutilated, the Company will make and deliver a new Note of like tenor in lieu of such lost, stolen, destroyed or mutilated Note.

6.2  This Note and the rights and obligations of the Company and any Holder hereunder shall be construed in accordance with and be governed by the laws of the State of New York other than such laws as would result in the application of the laws of a jurisdiction other than the State of New York.

6.3  The Holder may freely transfer this Note to any third party, subject to the provisions of the Purchase Agreement and the terms and conditions hereof.  Except as otherwise provided herein, the terms and conditions of this Note shall be binding upon, and inure to the benefit of, the respective representatives, successors and assigns of the parties hereto.

6.4  Upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the Holder hereof or such Holder’s attorney duly authorized in writing, a new Note of like tenor will be issued to, and registered in the name of, the transferee.  Prior to the presentment for registration of transfer, the Company and any paying agent or registrar for the Tranche C Notes may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company and any paying agent or registrar for the Tranche C Notes will not be affected by any notice to the contrary.

6.5  Time is of the essence of this Note.  If any provisions of this Note or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Note and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

[Signature page follows]

Tranche C Note
9

IN WITNESS WHEREOF, the Company and the Holder have executed this Note as of the day and year first above written.

CHINDEX INTERNATIONAL, INC.

By:
Name:	Roberta Lipson
Title:	Chief Executive Office and President

MAGENTA MAGIC LIMITED

By:
	Name:	Sanjai Vohra
	Title:	Authorized Signatory

Signature Page to Tranche C Note